UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-07460

Exact name of registrant as specified in charter:	Delaware Investments® Dividend and Income Fund, Inc.

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2016

Item 1. Reports to Stockholders

Delaware Investments® Dividend and Income Fund, Inc. Annual report November 30, 2016

The figures in the annual report for Delaware Investments Dividend and Income Fund, Inc. represent past results, which are not a guarantee of future results. A rise or fall in interest rates can have a significant impact on bond prices. Funds that invest in bonds can lose their value as interest rates rise.

Closed-end fund

Delaware Management Holdings, Inc. and its subsidiaries (collectively known by the marketing name of Delaware Investments) are wholly owned subsidiaries of Macquarie Group Limited, a global provider of banking, financial, advisory, investment, and funds management services. For more information, including press releases, please visit delawareinvestments.com/closed-end.

Unless otherwise noted, views expressed herein are current as of Nov. 30, 2016, and subject to change for events occurring after such date.

The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

Neither Delaware Investments nor its affiliates referred to in this document are authorized deposit-taking institutions for the purpose of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL), a subsidiary of Macquarie Group Limited and an affiliate of Delaware Investments. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by U.S. laws and regulations.

© 2017 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review

Delaware Investments® Dividend and Income Fund, Inc.

December 6, 2016

Performance preview (for the year ended November 30, 2016)

Delaware Investments Dividend and Income Fund, Inc. @ market price	1-year return	+14.85%

Delaware Investments Dividend and Income Fund, Inc. @ NAV	1-year return	+14.50%

Lipper Closed-end Income and Preferred Stock Funds Average @ market price	1-year return	+8.97%

Lipper Closed-end Income and Preferred Stock Funds Average @ NAV	1-year return	+6.25%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Investments Dividend and Income Fund, Inc., please see the table on page 3.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

For the fiscal year ended Nov. 30, 2016, Delaware Investments Dividend and Income Fund, Inc. returned +14.50% at net asset value (NAV) and +14.85% at market price (both figures reflect all distributions reinvested). Complete annualized performance for the Fund is shown in the table on page 3.

Strength from equities and high yield bonds

At the start of the Fund’s fiscal year in December 2015, U.S. stocks struggled amid concerns about sluggish global economic growth. That month, in a long-anticipated move, the U.S. Federal Reserve raised its benchmark short-term interest rate by 0.25 percentage points. It was the central bank’s first rate increase in nine years. Unexpectedly, it was also the Fed’s lone rate hike during the Fund’s fiscal year, even though the 12-month period ended with an improving economic backdrop that helped build momentum for one or more follow-up rate increases.

From early in the fiscal year through July 2016, the decision to maintain low interest rates was a particular boon for income-oriented equities, such as those of utilities and telecommunication services companies, which benefited from investors’ desire for yield. Other income-focused asset classes, such as real estate investment trusts (REITs), convertible securities, and high yield bonds, saw strong results during this time.

The stock market’s rally was briefly derailed in June by the United Kingdom’s “Brexit” vote to end its involvement in the European Union. Although global stock prices immediately plunged, most equity indices returned to their previous levels within weeks, before markets took a breather in the late summer and early fall.

The next consequential event for the markets came in November with the U.S. election. Donald Trump’s presidential victory gave Republicans unified control of the federal government, and investors seemed to conclude that the incoming administration’s likely focus on deregulation, lower taxes, and increased fiscal spending could provide a near-term boost to the economy. Coupled with improved economic data, economically sensitive and more-speculative stocks benefited the most. Market interest rates rose along with concern about inflation, which in our view made yield-oriented investments, such as dividend-paying stocks and REITs, less attractive for investors.

In all, the Fund’s fiscal year was a strong environment for large-cap value stocks, which make up a sizable allocation in the Fund. As measured by the Russell 1000® Value Index, this asset class returned +12.0% for the fiscal year. Similarly, high yield bonds, as measured by the Bloomberg Barclays U.S. Corporate High-Yield Index, returned +12.1%, reflecting investors’ increased tolerance for credit risk and an improved financial backdrop for lower-rated issuers.

The REIT market was strong for much of the fiscal year, but struggled as market rates rose toward fiscal year end. In this environment, the FTSE NAREIT Equity REITs Index returned +5.6%. Convertible bonds, as measured by the BofA Merrill Lynch All U.S. Convertibles Index, returned +6.7% for the 12-month period.

Individual outperformers and underperformers

Substantial allocations to large-cap value stocks and high yield bonds – which together made up more than 80% of the portfolio as of fiscal year end – were significantly positive performance factors. Allocations to REITs and convertible bonds, both interest-rate-sensitive asset classes that struggled as rates rose late in the fiscal period, were less helpful. That said, the Fund’s limited exposure to both categories limited their impact on Fund results.

The Fund was generally positioned defensively. This stance helped performance overall but was a headwind in November 2016. Our lack of exposure to banks left the Fund at a relative disadvantage during the market rally. November proved to be the exception, however, in what was otherwise a strong fiscal year for the Fund.

Within the Fund’s dedicated large-cap value equity subportfolio (which was 44% of the Fund’s portfolio as of Nov. 30, 2016), various holdings stood out as performance contributors. For example: Energy services company Halliburton and exploration and production company Marathon Oil both benefited from generally rising energy prices. Other notable stocks that added value included solid-waste

Unless otherwise noted, views expressed herein are current as of Nov. 30, 2016, and subject to change for events occurring after such date.

(continues)	1

Portfolio management review

Delaware Investments® Dividend and Income Fund, Inc.

company Waste Management; agricultural producer Archer-Daniels-Midland; and defense contractor Northrop Grumman, whose stock rose sharply in November on the prospect of increased defense spending.

Although the Fund’s large-cap equity subportfolio enjoyed generally strong results, some holdings struggled. For example, healthcare-related positions such as drug distributor Cardinal Health, pharmacy benefits management (PBM) company Express Scripts, and CVS Health, which has a PBM division in addition to its chain of retail drug stores, were weighed down by investors’ concern about U.S. drug pricing trends.

In the Fund’s REIT subportfolio, strong performers included a handful of industrial property owners, as increased reliance on e-commerce has boosted the demand for specialized warehouse and distribution facilities. In this category, Terreno Realty was a solid contributor. The Fund also benefited from strength among various “triple-net” REITs, such as Gramercy Property Trust and Lexington Realty Trust. In contrast, positions in Fibra Uno Administracion, a Mexican commercial real estate operator, and Simon Property Group, a large U.S. operator of mall properties, were disappointments for the fiscal year.

In addition, the Fund used the following derivatives during the fiscal year: foreign currency exchange contracts to facilitate the purchase and sale of securities in the Fund, and options contracts to receive premiums for writing options. Their net effect on Fund performance was minor (that is, less than 0.50 percentage points).

Of final note, the Fund’s use of leverage – a portfolio-management tool designed to obtain a higher return on our equity investments –added to performance in light of the stock market’s increase. Leverage has the effect of magnifying the impact of gains and losses. As a result, it added to the Fund’s results in a strong market environment.

Maintaining a yield-oriented approach

Throughout the fiscal year, we continued to emphasize securities offering competitive yields and the potential for dividend growth. We also maintained our focus on managing the portfolio’s downside risk and seeking to limit potential capital losses.

Turnover in the portfolio was very modest throughout the fiscal year. Accordingly, the Fund’s asset allocations finished the period similar to where they began it. As of Nov. 30, 2016, the Fund’s largest asset allocations were in equities and high yield bonds, which made up nearly 50% and 33% of the portfolio, respectively. The Fund also had a 4% weighting in convertible securities and a 13% allocation to REITs.

Staying defensive amid uncertainty

In the wake of November’s U.S. elections, investors face considerable uncertainty about the future, including questions about the economic impact of regulatory and tax policy, and the direction of interest rates. Against this backdrop, we think defensive positioning remains a prudent course of action, given a wide range of potential outcomes for investors.

As of fiscal year end, with rates rising but still low in historical terms, we continue to operate in a world in which income and yield remain in demand by investors. However, we believe investing for yield alone can be risky as it is dependent on interest rate policies rather than fundamentals. We believe an approach of investing in a diversified mix of securities, throughout the capital structure, has the potential to provide sustainable income and the ability to build capital over time.

Performance summary

Delaware Investments® Dividend and Income Fund, Inc.

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please obtain the most recent performance data by calling 866 437-0252 or visiting our website at delawareinvestments.com/closed-end.

Fund performance

Average annual total returns through November 30, 2016	1 year	5 years	10 years	Lifetime

At market price (inception date March 26, 1993)	+14.85%	+14.80%	+6.41%	+8.25%
At net asset value (inception date March 26, 1993)	+14.50%	+15.14%	+7.15%	+9.11%

Diversification may not protect against market risk.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivative transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

The Fund may experience portfolio turnover that approaches or exceeds 100%, which could result in higher transaction costs and tax liability.

If and when the Fund invests in forward foreign currency contracts or uses other investments to hedge against other currency risks, the Fund will be subject to special risks, including counterparty risk.

The Fund borrows through a line of credit for purposes of leveraging. Leveraging may result in higher degrees of volatility because the Fund’s net asset value could be subject to fluctuations in short-term interest rates and changes in market value of portfolio securities attributable to leverage.

Closed-end funds, unlike open-end funds, are not continuously offered. After being issued during a one-time-only public offering, shares of closed-end funds are sold in the open market through a securities exchange. Net asset value (NAV) is calculated by subtracting total liabilities by total assets, then dividing by the number of shares outstanding. At the time of sale, your shares may have a market price that is above or below NAV, and may be worth more or less than your original investment.

The Fund may make distributions of ordinary income and capital gains at calendar year end. Those distributions may temporarily cause extraordinarily high yields. There is no assurance that a Fund will repeat that yield in the future. Subsequent monthly distributions that do not include ordinary income or capital gains in the form of dividends will likely be lower.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Returns reflect the reinvestment of all distributions. Dividends and distributions, if any, are assumed, for the purpose of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment policy. Shares of the Fund were initially offered with a sales charge of 6%. Performance since inception does not include the sales charge or any other brokerage commission for purchases made since inception.

Past performance is not a guarantee of future results.

(continues)	3

Performance summary

Delaware Investments® Dividend and Income Fund, Inc.

Fund basics

As of November 30, 2016

Fund objectives	Fund start date
The Fund’s primary investment objective is to seek high current income. Capital appreciation is a secondary objective.	March 26, 1993
Total Fund net assets	NYSE symbol
$89 million	DDF
Number of holdings
349

Market price versus net asset value (see notes below)

November 30, 2015, through November 30, 2016

	Starting value (Nov. 30, 2015)	Ending value (Nov. 30, 2016)

Delaware Investments Dividend and Income Fund, Inc. @ NAV	$10.20	$10.96

Delaware Investments Dividend and Income Fund, Inc. @ market price	$9.00	$9.70

Past performance is not a guarantee of future results.

Performance of a $10,000 investment

Average annual total returns from November 30, 2006, through November 30, 2016

	Starting value (Nov. 30, 2006)	Ending value (Nov. 30, 2016)

Delaware Investments Dividend and Income Fund, Inc. @ NAV	$10,000	$19,945

Lipper Closed-end Income and Preferred Stock Funds Average @ market price	$10,000	$19,463

Lipper Closed-end Income and Preferred Stock Funds Average @ NAV	$10,000	$18,790

Delaware Investments Dividend and Income Fund, Inc. @ market price	$10,000	$18,623

The “Performance of a $10,000 investment” graph assumes $10,000 invested in the Fund on Nov. 30, 2006, and includes the reinvestment of all distributions at market value. The graph assumes $10,000 in the Lipper Closed-end Income and Preferred Stock Funds Average at market price and at NAV. Performance of the Fund and the Lipper class at market value is based on market performance during the period. Performance of the Fund and Lipper class at NAV is based on the fluctuations in NAV during the period. Delaware Investments Dividend and Income Fund, Inc. was initially offered with a sales charge of 6%. For market price, performance shown in both graphs above does not include fees, the initial sales charge, or any brokerage commissions for purchases. For NAV, performance shown in both graphs above includes fees, but does not include the initial sales charge or any brokerage commissions for purchases. Investments in the Fund are not available at NAV.

The Lipper Closed-end Income and Preferred Stock Funds Average represents the average return of closed-end funds that normally seek a high level of current income through investing in income-producing stocks, bonds, and money market instruments, or funds that invest primarily in preferred securities, often considering tax code implications (source: Lipper).

The Russell 1000 Value Index, mentioned on page 1, measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

The Bloomberg Barclays U.S. Corporate High-Yield Index, mentioned on page 1, is composed of U.S. dollar–denominated, noninvestment grade corporate bonds for which the middle rating among Moody’s Investors Service, Inc., Fitch, Inc., and Standard & Poor’s is Ba1/BB+/BB+ or below.

The FTSE NAREIT Equity REITs Index, mentioned on page 1, measures the performance of all publicly traded equity real estate investment trusts (REITs) traded on U.S. exchanges, excluding timber and infrastructure REITs.

The BofA Merrill Lynch All U.S. Convertibles Index, mentioned on page 1, tracks the performance of domestic corporate convertible bonds and convertible preferred stock issues of all qualities that have a market value of $50 million or more at issuance.

Market price is the price an investor would pay for shares of the Fund on the secondary market.

NAV is the total value of one fund share, generally equal to a fund’s net assets divided by the number of shares outstanding.

Past performance is not a guarantee of future results.

5

Security type / sector allocations and

top 10 equity holdings

Delaware Investments® Dividend and Income Fund, Inc.

As of November 30, 2016 (Unaudited)

Sector designations may be different than the sector designations presented in other fund materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / sector	Percentage of net assets
Common Stock	90.29%
Consumer Discretionary	2.07%
Consumer Staples	8.57%
Diversified REITs	2.55%
Energy	11.53%
Financials	10.86%
Healthcare	15.53%
Healthcare REITs	0.71%
Hotel REITs	1.10%
Industrial REITs	0.56%
Industrials	7.73%
Information Technology	8.63%
Mall REITs	1.18%
Materials	2.91%
Mixed REITs	0.16%
Mortgage REITs	0.50%
Multifamily REITs	2.88%
Office REITs	2.82%
Retail REITs	0.23%
Self-Storage REIT	0.13%
Shopping Center REITs	1.93%
Single Tenant REIT	1.11%
Telecommunications	4.22%
Utilities	2.38%
Convertible Preferred Stock	1.51%
Convertible Bonds	8.64%
Brokerage	0.31%
Communications	1.27%
Consumer Cyclical	0.53%
Consumer Non-Cyclical	1.57%
Energy	0.32%
Financials	1.13%
Industrials	0.29%
REITs	1.05%
Technology	2.17%

Security type / sector	Percentage of net assets
Corporate Bonds	38.11%
Automotive	0.10%
Banking	1.74%
Basic Industry	4.23%
Capital Goods	2.75%
Consumer Cyclical	2.76%
Consumer Non-Cyclical	3.31%
Energy	5.08%
Financials	0.34%
Healthcare	2.89%
Insurance	0.68%
Media	4.77%
Services	2.83%
Technology & Electronics	2.22%
Telecommunications	2.78%
Utilities	1.63%
Senior Secured Loans	2.22%
Master Limited Partnership	0.74%
Preferred Stock	0.93%
Warrant	0.00%
Short-Term Investments	2.20%
Total Value of Securities	144.64%
Borrowing Under Line of Credit	(45.11%)
Receivables and Other Assets Net of Liabilities	0.47%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of net assets
BB&T	2.90%
Halliburton	2.80%
Bank of New York Mellon	2.77%
ConocoPhillips	2.76%
Northrop Grumman	2.73%
EI du Pont de Nemours & Co.	2.60%
Quest Diagnostics	2.54%
Chevron	2.53%
Raytheon	2.51%
Marsh & McLennan	2.51%

Schedule of investments

Delaware Investments® Dividend and Income Fund, Inc.

November 30, 2016

	Number of shares	Value (U.S. $)

Common Stock – 90.29%

Consumer Discretionary – 2.07%
Lowe’s	26,000	$1,834,300

		1,834,300

Consumer Staples – 8.57%
Archer-Daniels-Midland	48,200	2,083,686
CVS Health	22,600	1,737,714
Kraft Heinz	23,233	1,896,975
Mondelez International	45,600	1,880,544

		7,598,919

Diversified REITs – 2.55%
Cousins Properties	13,366	105,725
Fibra Uno Administracion †	104,000	160,529
Gramercy Property Trust	60,845	531,785
Intervest Offices & Warehouses	14,738	372,538
Lexington Realty Trust	55,700	575,381
Vornado Realty Trust	2,965	289,829
Wereldhave	5,500	229,728

		2,265,515

Energy – 11.53%
Chevron	20,100	2,242,356
ConocoPhillips	50,500	2,450,260
Halliburton	46,800	2,484,612
Marathon Oil	61,400	1,108,884
Occidental Petroleum	27,200	1,940,992

		10,227,104

Financials – 10.86%
Allstate	30,000	2,097,600
Bank of New York Mellon	51,800	2,456,356
BB&T	56,800	2,570,200
Marsh & McLennan	32,100	2,224,851
Solar Capital	13,828	280,017

		9,629,024

Healthcare – 15.53%
Abbott Laboratories	46,500	1,770,255
Cardinal Health	24,900	1,768,149
Express Scripts Holding †	26,770	2,031,308
Johnson & Johnson	17,300	1,925,490
Merck & Co.	35,200	2,153,888
Pfizer	58,189	1,870,194
Quest Diagnostics	25,700	2,247,722

		13,767,006

	Number of shares	Value (U.S. $)

Common Stock (continued)

Healthcare REITs – 0.71%
Alexandria Real Estate Equities	2,800	$306,852
Healthcare Trust of America Class A	6,200	175,336
Welltower	2,300	144,394

		626,582

Hotel REITs – 1.10%
Ashford Hospitality Prime	1,790	22,948
Ashford Hospitality Trust	7,100	49,913
Hospitality Properties Trust	5,500	159,472
Host Hotels & Resorts	8,800	156,992
Pebblebrook Hotel Trust	5,400	155,304
Summit Hotel Properties	30,200	429,444

		974,073

Industrial REITs – 0.56%
Duke Realty	4,800	122,064
Prologis	680	34,612
Terreno Realty	12,500	340,250

		496,926

Industrials – 7.73%
Northrop Grumman	9,700	2,421,605
Raytheon	14,900	2,228,146
Waste Management	31,700	2,203,784

		6,853,535

Information Technology – 8.63%
CA	62,386	1,993,857
Cisco Systems	66,800	1,991,976
Intel	58,900	2,043,830
Xerox	173,900	1,625,965

		7,655,628

Mall REITs – 1.18%
General Growth Properties	4,671	118,363
Simon Property Group	5,147	924,659

		1,043,022

Materials – 2.91%
EI du Pont de Nemours & Co.	31,300	2,303,993
Tarkett	8,063	277,047

		2,581,040

Mixed REITs – 0.16%
PS Business Parks	1,300	145,249

		145,249

	Number of shares	Value (U.S. $)

Common Stock (continued)

Mortgage REITs – 0.50%
Colony Capital	9,700	$198,947
Starwood Property Trust	10,900	244,923

		443,870

Multifamily REITs – 2.88%
ADO Properties 144A #	11,797	400,097
American Homes 4 Rent	9,080	191,316
Apartment Investment & Management	20,819	876,480
Equity Residential	9,168	550,172
Gecina	1,794	235,580
Post Properties	3,100	201,562
Vonovia	2,930	94,496

		2,549,703

Office REITs – 2.82%
alstria office REIT †	18,775	229,631
Easterly Government Properties	53,600	1,039,840
Equity Commonwealth †	15,800	459,464
Hudson Pacific Properties	3,300	115,071
Mack-Cali Realty	11,100	300,255
Parkway †	1,670	32,732
SL Green Realty	3,100	326,616

		2,503,609

Retail REITs – 0.23%
Klepierre	2,210	82,413
Wheeler Real Estate Investment Trust	72,456	118,103

		200,516

Self-Storage REIT – 0.13%
Jernigan Capital	5,900	117,351

		117,351

Shopping Center REITs – 1.93%
Brixmor Property Group	10,700	260,545
DDR	6,700	101,974
First Capital Realty	9,381	142,185
Kimco Realty	11,030	281,706
Kite Realty Group Trust	16,600	399,230
Ramco-Gershenson Properties Trust	10,500	178,185
Retail Properties of America	7,900	120,554
Urban Edge Properties	8,232	223,005

		1,707,384

Single Tenant REIT – 1.11%
STORE Capital	39,800	983,856

		983,856

	Number of shares	Value (U.S. $)

Common Stock (continued)

Telecommunications – 4.22%
AT&T	49,200	$1,900,596
Century Communications =†	500,000	0
Verizon Communications	36,900	1,841,310

		3,741,906

Utilities – 2.38%
American Water Works	2,900	210,163
Edison International	27,600	1,898,052

		2,108,215

Total Common Stock
(cost $61,728,600)		80,054,333

Convertible Preferred Stock – 1.51%

A Schulman 6.00% exercise price $52.33, expiration date 12/31/49	119	100,411
Bank of America 7.25% exercise price $50.00, expiration date 12/31/49	155	181,505
El Paso Energy Capital Trust I 4.75% exercise price $50.00, expiration date 3/31/28	5,250	263,865
Exelon 6.50% exercise price $43.75, expiration date 6/1/17	3,650	167,352
Huntington Bancshares 8.50% exercise price $11.95, expiration date 12/31/49	182	254,809
Teva Pharmaceutical Industries 7.00% exercise price $75.00, expiration date 12/15/18	89	58,206
Wells Fargo & Co. 7.50% exercise price $156.71, expiration date 12/31/49	259	311,414

Total Convertible Preferred Stock (cost $1,219,546)		1,337,562

(continues)	9

Schedule of investments

Delaware Investments® Dividend and Income Fund, Inc.

	Principal amount°	Value (U.S. $)

Convertible Bonds – 8.64%

Brokerage – 0.31%
Jefferies Group 3.875% exercise price $44.04, maturity date 11/1/29	267,000	$270,671

		270,671

Communications – 1.27%
Alaska Communications Systems Group 6.25% exercise price $10.28, maturity date 5/1/18	351,000	348,367
Clearwire Communications 144A 8.25% exercise price $7.08, maturity date 12/1/40 #	385,000	404,250
DISH Network 144A 3.375% exercise price $65.18, maturity date 8/15/26 #	123,000	138,068
Liberty Interactive 144A 1.75% exercise price $341.10, maturity date 9/30/46 #	173,000	183,596
Liberty Media 144A 2.25% exercise price $104.55, maturity date 9/30/46 #	49,000	50,960

		1,125,241

Consumer Cyclical – 0.53%
Huron Consulting Group 1.25% exercise price $79.89, maturity date 10/1/19	162,000	159,671
Meritor 4.00% exercise price $26.73, maturity date 2/15/27 f	305,000	312,625

		472,296

Consumer Non-Cyclical – 1.57%
Brookdale Senior Living 2.75% exercise price $29.33, maturity date 6/15/18	304,000	295,450
HealthSouth 2.00% exercise price $37.16, maturity date 12/1/43	188,000	224,307
Hologic 2.00% exercise price $31.18, maturity date 3/1/42 f	101,000	133,825
NuVasive 144A 2.25% exercise price $59.82, maturity date 3/15/21 #	72,000	89,370
Spectrum Pharmaceuticals 2.75% exercise price $10.53, maturity date 12/15/18	283,000	249,040
Vector Group
1.75% exercise price $23.46, maturity date 4/15/20 •	262,000	295,405
2.50% exercise price $15.22, maturity date 1/15/19 •	72,000	104,563

		1,391,960

	Principal amount°	Value (U.S. $)

Convertible Bonds (continued)

Energy – 0.32%
Helix Energy Solutions Group 4.25% exercise price $13.89, maturity date 5/1/22	153,000	$167,248
PDC Energy 1.125% exercise price $85.39, maturity date 9/15/21	107,000	119,372

		286,620

Financials – 1.13%
Ares Capital 4.75% exercise price $19.87, maturity date 1/15/18	286,000	294,759
Blackhawk Network Holdings 144A 1.50% exercise price $49.83, maturity date 1/15/22 #	201,000	206,025
GAIN Capital Holdings 4.125% exercise price $12.00, maturity date 12/1/18	234,000	226,688
New Mountain Finance 5.00% exercise price $15.80, maturity date 6/15/19	263,000	271,383

		998,855

Industrials – 0.29%
Chart Industries 2.00% exercise price $69.03, maturity date 8/1/18	262,000	259,871

		259,871

REITs – 1.05%
Blackstone Mortgage Trust 5.25% exercise price $27.99, maturity date 12/1/18	326,000	363,082
Spirit Realty Capital 3.75% exercise price $13.10, maturity date 5/15/21	246,000	257,994
VEREIT 3.75% exercise price $14.99, maturity date 12/15/20	310,000	311,552

		932,628

Technology – 2.17%
Cardtronics 1.00% exercise price $52.35, maturity date 12/1/20	254,000	282,575
Ciena 144A 3.75% exercise price $20.17, maturity date 10/15/18 #	126,000	157,815
Electronics For Imaging 0.75% exercise price $52.72, maturity date 9/1/19	192,000	203,520
j2 Global 3.25% exercise price $69.08, maturity date 6/15/29	140,000	173,075
Knowles 144A 3.25% exercise price $18.43, maturity date 11/1/21 #	136,000	154,870
Nuance Communications 2.75% exercise price $32.30, maturity date 11/1/31	204,000	205,657

	Principal amount°	Value (U.S. $)

Convertible Bonds (continued)

Technology (continued)
NXP Semiconductors 1.00% exercise price $102.84, maturity date 12/1/19	191,000	$218,695
PROS Holdings 2.00% exercise price $33.79, maturity date 12/1/19	231,000	236,631
Verint Systems 1.50% exercise price $64.46, maturity date 6/1/21	302,000	289,920

		1,922,758

Total Convertible Bonds (cost $7,313,842)		7,660,900

Corporate Bonds – 38.11%

Automotive – 0.10%
Gates Global 144A 6.00% 7/15/22 #	95,000	91,200

		91,200

Banking – 1.74%
Credit Suisse Group 144A 6.25% 12/29/49 #•	200,000	188,718
JPMorgan Chase & Co. 6.75% 1/29/49 •	335,000	360,544
Lloyds Banking Group 7.50% 4/30/49 •	330,000	337,425
Popular 7.00% 7/1/19	255,000	262,650
Royal Bank of Scotland Group 8.625% 12/29/49 •	200,000	197,250
UBS Group 6.875% 12/29/49 •	200,000	194,114

		1,540,701

Basic Industry – 4.23%
AerCap Global Aviation Trust 144A 6.50% 6/15/45 #•	200,000	199,750
AK Steel
7.625% 5/15/20	124,000	127,720
7.625% 10/1/21	60,000	62,700
BMC East 144A 5.50% 10/1/24 #	115,000	115,000
Boise Cascade 144A 5.625% 9/1/24 #	195,000	191,587
Builders FirstSource
144A 5.625% 9/1/24 #	95,000	95,831
144A 10.75% 8/15/23 #	245,000	281,750
Cemex 144A 7.75% 4/16/26 #	200,000	215,000
Chemours
6.625% 5/15/23	60,000	59,550
7.00% 5/15/25	58,000	57,420
FMG Resources August 2006 144A 6.875% 4/1/22 #	300,000	311,250

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Basic Industry (continued)
FMG Resources August 2006 144A 9.75% 3/1/22 #	35,000	$40,551
Freeport-McMoRan 4.55% 11/14/24	120,000	114,600
James Hardie International Finance 144A 5.875% 2/15/23 #	200,000	209,250
Joseph T Ryerson & Son 144A 11.00% 5/15/22 #	80,000	87,400
Kraton Polymers 144A 10.50% 4/15/23 #	175,000	194,687
NCI Building Systems 144A 8.25% 1/15/23 #	155,000	168,563
New Gold
144A 6.25% 11/15/22 #	66,000	66,660
144A 7.00% 4/15/20 #	70,000	72,275
NOVA Chemicals 144A 5.00% 5/1/25 #	130,000	127,075
PQ 144A 6.75% 11/15/22 #	185,000	196,100
Steel Dynamics 144A 5.00% 12/15/26 #	110,000	110,825
Summit Materials
6.125% 7/15/23	195,000	198,900
8.50% 4/15/22	60,000	66,375
US Concrete 6.375% 6/1/24	190,000	198,550
Vale Overseas 6.25% 8/10/26	170,000	177,438

		3,746,807

Capital Goods – 2.75%
Ardagh Packaging Finance 144A 7.25% 5/15/24 #	200,000	209,750
Ball 5.25% 7/1/25	90,000	93,994
BWAY Holding 144A 9.125% 8/15/21 #	220,000	229,900
Gardner Denver 144A 6.875% 8/15/21 #	300,000	297,000
KLX 144A 5.875% 12/1/22 #	180,000	184,950
Novelis
144A 5.875% 9/30/26 #	35,000	35,044
144A 6.25% 8/15/24 #	235,000	243,813
Plastipak Holdings 144A 6.50% 10/1/21 #	130,000	136,500
Reynolds Group Issuer 8.25% 2/15/21	88,432	91,351
Signode Industrial Group Lux 144A 6.375% 5/1/22 #	175,000	177,187
StandardAero Aviation Holdings 144A 10.00% 7/15/23 #	85,000	90,206

(continues)	11

Schedule of investments

Delaware Investments® Dividend and Income Fund, Inc.

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Capital Goods (continued)
TransDigm 144A 6.375% 6/15/26 #	350,000	$357,875
Zekelman Industries 144A 9.875% 6/15/23 #	275,000	295,625

		2,443,195

Consumer Cyclical – 2.76%
American Builders & Contractors Supply 144A 5.75% 12/15/23 #	100,000	102,750
American Tire Distributors 144A 10.25% 3/1/22 #	210,000	196,875
Beacon Roofing Supply 6.375% 10/1/23	135,000	144,112
Boyd Gaming 144A 6.375% 4/1/26 #	395,000	413,763
Brinker International 144A 5.00% 10/1/24 #	155,000	155,388
Group 1 Automotive 144A 5.25% 12/15/23 #	115,000	112,987
JC Penney 8.125% 10/1/19	185,000	200,956
L Brands
6.75% 7/1/36	95,000	94,287
6.875% 11/1/35	190,000	190,950
Landry’s 144A 6.75% 10/15/24 #	185,000	185,463
Lennar 4.75% 5/30/25	95,000	91,438
M/I Homes 6.75% 1/15/21	185,000	193,325
MGM Resorts International 4.625% 9/1/26	200,000	191,500
Neiman Marcus Group 144A 8.00% 10/15/21 #	105,000	82,950
PulteGroup 5.00% 1/15/27	100,000	94,500

		2,451,244

Consumer Non-Cyclical – 3.31%
Albertsons 144A 6.625% 6/15/24 #	185,000	191,679
Dean Foods 144A 6.50% 3/15/23 #	145,000	151,162
Herc Rentals
144A 7.50% 6/1/22 #	50,000	51,813
144A 7.75% 6/1/24 #	220,000	227,150
JBS USA 144A 5.75% 6/15/25 #	195,000	192,075
Kronos Acquisition Holdings 144A 9.00% 8/15/23 #	315,000	313,425
Live Nation Entertainment 144A 4.875% 11/1/24 #	183,000	182,543
Nature’s Bounty 144A 7.625% 5/15/21 #	195,000	192,806
NES Rentals Holdings 144A 7.875% 5/1/18 #	115,000	114,425
Prestige Brands 144A 5.375% 12/15/21 #	35,000	36,137
Prime Security Services Borrower 144A 9.25% 5/15/23 #	605,000	651,888

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Consumer Non-Cyclical (continued)
Revlon Consumer Products 144A 6.25% 8/1/24 #	105,000	$103,950
Team Health 144A 7.25% 12/15/23 #	150,000	169,314
United Rentals North America 5.50% 5/15/27	195,000	195,205
US Foods 144A 5.875% 6/15/24 #	155,000	159,650

		2,933,222

Energy – 5.08%
Antero Resources 5.625% 6/1/23	277,000	283,579
Baytex Energy 144A 5.625% 6/1/24 #	155,000	130,587
Cheniere Corpus Christi Holdings 144A 7.00% 6/30/24 #	100,000	107,000
Energy Transfer Equity 7.50% 10/15/20	115,000	129,088
Freeport-McMoran Oil & Gas
6.50% 11/15/20	200,000	206,900
6.875% 2/15/23	135,000	145,125
Genesis Energy
5.75% 2/15/21	165,000	166,650
6.00% 5/15/23	40,000	40,200
6.75% 8/1/22	114,000	117,135
Gulfport Energy 144A 6.00% 10/15/24 #	195,000	198,656
Hilcorp Energy I
144A 5.00% 12/1/24 #	97,000	98,455
144A 5.75% 10/1/25 #	71,000	72,420
Holly Energy Partners 144A 6.00% 8/1/24 #	105,000	109,725
Laredo Petroleum 6.25% 3/15/23	310,000	316,975
Murphy Oil 6.875% 8/15/24	250,000	263,750
Murphy Oil USA 6.00% 8/15/23	180,000	188,550
Noble Holding International 5.25% 3/16/18	100,000	99,250
NuStar Logistics 6.75% 2/1/21	165,000	178,200
Oasis Petroleum 6.875% 3/15/22	195,000	201,825
QEP Resources 5.25% 5/1/23	195,000	190,125
Sabine Pass Liquefaction 144A 5.00% 3/15/27 #	85,000	84,150
Southwestern Energy 6.70% 1/23/25	290,000	288,550
Targa Resources Partners 144A 5.375% 2/1/27 #	195,000	193,050
6.75% 3/15/24	175,000	186,375
Tesoro Logistics 5.25% 1/15/25	190,000	192,850
Transocean 5.55% 10/15/22	245,000	217,437
WPX Energy 7.50% 8/1/20	90,000	95,400

		4,502,007

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Financials – 0.34%
Ally Financial 5.75% 11/20/25	125,000	$124,219
E*TRADE Financial 5.875% 12/29/49 •	180,000	179,550

		303,769

Healthcare – 2.89%
Air Medical Group Holdings 144A 6.375% 5/15/23 #	280,000	266,350
DaVita 5.00% 5/1/25	210,000	205,275
Envision Healthcare 144A 6.25% 12/1/24 #	45,000	46,687
HCA
5.375% 2/1/25	280,000	274,400
5.875% 2/15/26	100,000	99,875
7.58% 9/15/25	80,000	87,900
HealthSouth
5.75% 11/1/24	195,000	196,463
5.75% 9/15/25	90,000	90,225
Hill-Rom Holdings 144A 5.75% 9/1/23 #	180,000	186,300
IASIS Healthcare 8.375% 5/15/19	250,000	220,000
Immucor 11.125% 8/15/19	40,000	36,800
inVentiv Group Holdings 144A 7.50% 10/1/24 #	105,000	106,837
Mallinckrodt International Finance
4.75% 4/15/23	90,000	76,500
144A 5.50% 4/15/25 #	35,000	29,925
144A 5.625% 10/15/23 #	115,000	104,650
MPH Acquisition Holdings 144A 7.125% 6/1/24 #	270,000	284,513
Tenet Healthcare 8.125% 4/1/22	270,000	248,400

		2,561,100

Insurance – 0.68%
HUB International
144A 7.875% 10/1/21 #	215,000	220,106
144A 9.25% 2/15/21 #	50,000	51,750
USI 144A 7.75% 1/15/21 #	190,000	193,800
XLIT 6.50% 10/29/49 •	175,000	133,875

		599,531

Media – 4.77%
CCO Holdings
144A 5.50% 5/1/26 #	30,000	30,375
144A 5.75% 2/15/26 #	120,000	123,600
144A 5.875% 5/1/27 #	220,000	224,950
Cequel Communications Holdings I 144A 7.75% 7/15/25 #	200,000	215,000
Columbus Cable Barbados 144A 7.375% 3/30/21 #	200,000	213,500

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Media (continued)
CSC Holdings 144A 5.50% 4/15/27 #	200,000	$197,875
144A 10.875% 10/15/25 #	200,000	233,500
DISH DBS 7.75% 7/1/26	175,000	193,594
Gray Television 144A 5.875% 7/15/26 #	280,000	268,013
Lamar Media 5.75% 2/1/26	167,000	176,928
Midcontinent Communications & Midcontinent Finance 144A 6.875% 8/15/23 #	145,000	153,156
Nexstar Escrow 144A 5.625% 8/1/24 #	265,000	263,013
RCN Telecom Services 144A 8.50% 8/15/20 #	150,000	159,187
SFR Group 144A 7.375% 5/1/26 #	400,000	400,500
Sinclair Television Group 144A 5.125% 2/15/27 #	195,000	181,838
Sirius XM Radio 144A 5.375% 4/15/25 #	175,000	175,002
Tribune Media 5.875% 7/15/22	200,000	196,040
Unitymedia 144A 6.125% 1/15/25 #	200,000	204,500
Virgin Media Secured Finance 144A 5.25% 1/15/26 #	200,000	194,250
VTR Finance 144A 6.875% 1/15/24 #	200,000	203,500
WideOpenWest Finance 10.25% 7/15/19	210,000	221,550

		4,229,871

Services – 2.83%
Advanced Disposal Services 144A 5.625% 11/15/24 #	195,000	193,537
Communications Sales & Leasing 144A 6.00% 4/15/23 #	75,000	78,000
8.25% 10/15/23	80,000	84,400
ESH Hospitality 144A 5.25% 5/1/25 #	265,000	257,050
GEO Group
5.875% 1/15/22	500,000	501,250
5.875% 10/15/24	100,000	97,000
6.00% 4/15/26	130,000	125,450
Golden Nugget 144A 8.50% 12/1/21 #	55,000	57,888
Iron Mountain US Holdings 144A 5.375% 6/1/26 #	195,000	192,563
Mohegan Tribal Gaming Authority 144A 7.875% 10/15/24 #	275,000	276,375

(continues)	13

Schedule of investments

Delaware Investments® Dividend and Income Fund, Inc.

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Services (continued)
Penske Automotive Group 5.50% 5/15/26	185,000	$178,771
Scientific Games International 10.00% 12/1/22	200,000	188,500
XPO Logistics
144A 6.125% 9/1/23 #	70,000	71,750
144A 6.50% 6/15/22 #	200,000	207,750

		2,510,284

Technology & Electronics – 2.22%
CDK Global 5.00% 10/15/24	175,000	171,440
CommScope 144A 5.50% 6/15/24 #	70,000	71,914
Diamond 1 Finance 144A 8.10% 7/15/36 #	145,000	165,582
Entegris 144A 6.00% 4/1/22 #	140,000	146,125
First Data 144A 7.00% 12/1/23 #	461,000	483,764
Infor Software Parent 144A PIK 7.125% 5/1/21 #T	115,000	115,863
Infor US 6.50% 5/15/22	165,000	170,363
Micron Technology 144A 7.50% 9/15/23 #	85,000	94,137
Microsemi 144A 9.125% 4/15/23 #	110,000	127,875
Sensata Technologies UK Financing 144A 6.25% 2/15/26 #	200,000	210,500
Solera 144A 10.50% 3/1/24 #	120,000	133,200
Western Digital 144A 10.50% 4/1/24 #	65,000	75,400

		1,966,163

Telecommunications – 2.78%
CenturyLink
6.75% 12/1/23	170,000	170,637
7.50% 4/1/24	60,000	62,093
Cogent Communications Finance 144A 5.625% 4/15/21 #	110,000	110,550
Cogent Communications Group 144A 5.375% 3/1/22 #	100,000	101,625
CommScope Technologies Finance 144A 6.00% 6/15/25 #	115,000	120,462
Frontier Communications
10.50% 9/15/22	170,000	176,163
11.00% 9/15/25	5,000	5,031
Level 3 Financing 5.375% 5/1/25	180,000	179,550
Sprint
7.125% 6/15/24	200,000	199,376
7.875% 9/15/23	125,000	129,375
Sprint Communications
144A 7.00% 3/1/20 #	85,000	91,640
7.00% 8/15/20	136,000	141,440

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Telecommunications (continued)
T-Mobile USA
6.00% 3/1/23	100,000	$105,000
6.00% 4/15/24	40,000	42,100
6.375% 3/1/25	75,000	80,344
6.50% 1/15/26	140,000	151,550
Wind Acquisition Finance 144A 7.375% 4/23/21 #	400,000	409,000
Zayo Group 6.375% 5/15/25	180,000	187,875

		2,463,811

Utilities – 1.63%
AES
5.50% 4/15/25	160,000	156,400
6.00% 5/15/26	25,000	24,687
AmeriGas Partners 5.875% 8/20/26	240,000	239,926
Calpine
5.50% 2/1/24	100,000	96,000
5.75% 1/15/25	250,000	239,687
Dynegy
7.625% 11/1/24	250,000	231,250
144A 8.00% 1/15/25 #	45,000	41,513
Emera 6.75% 6/15/76 •	180,000	193,050
Enel 144A 8.75% 9/24/73 #•	200,000	227,670

		1,450,183

Total Corporate Bonds (cost $33,154,065)		33,793,088

Senior Secured Loans – 2.22%«

Accudyne Industries Borrower 1st Lien 4.00% 12/13/19	146,636	131,361
Amaya Holdings 1st Lien 5.00% 8/1/21	168,719	168,972
Applied Systems 2nd Lien 7.50% 1/23/22	360,854	364,312
BJ’s Wholesale Club 2nd Lien 8.50% 3/31/20	196,062	196,650
Blue Ribbon 1st Lien 5.00% 11/13/21	63,560	62,090
Flint Group 2nd Lien 8.25% 9/7/22	175,000	168,437
FMG Resources August 2006 Pty 1st Lien 3.75% 6/30/19	21,804	21,845
Frank Russell Tranche B 1st Lien 6.75% 6/1/23	107,730	108,437
Immucor Tranche B2 1st Lien 5.00% 8/17/18	154,199	150,585
KIK Custom Products 1st Lien 6.00% 8/26/22	123,849	124,314
Kronos 2nd Lien 9.25% 10/20/24	195,000	200,258

	Principal amount°	Value (U.S. $)

Senior Secured Loans« (continued)

Mohegan Tribal Gaming Authority Tranche B 1st Lien 5.50% 10/13/23	93,055	$93,113
Neiman Marcus Group 1st Lien 4.25% 10/25/20	24,808	22,604
Solera Tranche B 1st Lien
5.75% 3/3/23	64,675	65,398
Windstream Services Tranche B6 1st Lien 4.75% 3/30/21	89,550	90,026

Total Senior Secured Loans (cost $1,934,173)		1,968,402

	Number of shares

Master Limited Partnership – 0.74%

Ares Management	15,100	258,210
Brookfield Infrastructure Partners	12,600	396,900

Total Master Limited Partnership (cost $453,626)		655,110

Preferred Stock – 0.93%

Bank of America 6.50% •	220,000	229,229
GMAC Capital Trust I 6.691% •	8,000	201,200
Morgan Stanley 5.55% •	185,000	185,463
Northstar Realty Finance 8.50%	8,300	210,405

Total Preferred Stock (cost $787,516)		826,297

Warrant – 0.00%

Wheeler Real Estate Investment Trust strike price $5.50, expiration date 4/29/19 †	7,872	413

Total Warrant (cost $65)		413

	Principal amount°

Short-Term Investments – 2.20%

Discount Notes – 1.16%≠
Federal Home Loan Bank
0.26% 12/20/16	89,817	89,808
0.289% 12/21/16	671,124	671,057
0.38% 1/27/17	179,634	179,537
0.39% 2/3/17	89,817	89,745

		1,030,147

	Principal amount°	Value (U.S. $)

Short-Term Investments (continued)

Repurchase Agreements – 1.04%
Bank of America Merrill Lynch 0.22%, dated 11/30/16, to be repurchased on 12/1/16, repurchase price $337,787 (collateralized by U.S. government obligations 2.625% 7/15/17; market value $344,541)	337,785	$337,785
Bank of Montreal 0.25%, dated 11/30/16, to be repurchased on 12/1/16, repurchase price $562,979 (collateralized by U.S. government obligations 1.125%–3.75% 1/15/17–8/15/45; market value $574,234)	562,975	562,975
BNP Paribas 0.27%, dated 11/30/16, to be repurchased on 12/1/16, repurchase price $17,240 (collateralized by U.S. government obligations 3.00% 11/15/45; market value $17,585)	17,240	17,240

		918,000

Total Short-Term Investments (cost $1,948,101)		1,948,147

Total Value of Securities–144.64% (cost $108,539,534)		$128,244,252

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Nov. 30, 2016, the aggregate value of Rule 144A securities was $20,983,019, which represents 23.67% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”
T	100% of the income received was in the form of cash.
=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At Nov. 30, 2016, the aggregate value of fair valued securities was $0, which represents 0.00% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”
≠	The rate shown is the effective yield at the time of purchase.
«	Senior secured loans generally pay interest at rates which are periodically reset by reference to a base lending rate plus a premium. These base

(continues)	15

Schedule of investments

Delaware Investments® Dividend and Income Fund, Inc.

lending rates are generally: (i) the prime rate offered by one or more U.S. banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior secured loans may be subject to restrictions on resale. Stated rate in effect at Nov. 30, 2016.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
†	Non-income-producing security.
●	Variable rate security.Each rate shown is as of Nov. 30, 2016.Interest rates reset periodically.
f	Step coupon bond.Coupon increases or decreases periodically based on a predetermined schedule.Stated rate in effect at Nov. 30, 2016.

Unfunded Commitments

The Fund may invest in floating rate loans. In connection with these investments, the Fund may also enter into unfunded corporate loan commitments (commitments). Commitments may obligate the Fund to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. The following unfunded loan commitments were outstanding at Nov. 30, 2016:

Borrower	Unfunded Amount	Cost	Value
Grande Communications Networks 7.75% 10/19/17	$195,000	$195,000	$195,000

Summary of abbreviations:

PIK – Payment-in-kind

REIT – Real Estate Investment Trust

See accompanying notes, which are an integral part of the financial statements.

Statement of assets and liabilities

Delaware Investments® Dividend and Income Fund, Inc.

November 30, 2016

Assets:
Investments, at value[1]	$126,296,105
Short-term investments, at value[2]	1,948,147
Foreign currencies, at value[3]	104,936
Cash	43,367
Dividends and interest receivable	878,493
Receivable for securities sold	648,582
Foreign tax reclaims receivable	4,516
Other assets[4]	65,058

Total assets	129,989,204

Liabilities:
Borrowings under line of credit	40,000,000
Payable for securities purchased	920,400
Bond proceeds payable[4]	216,859
Other accrued expenses	122,532
Investment management fees payable to affiliates	57,259
Interest expense payable on line of credit	6,045
Directors’ fees and expenses payable	574
Accounting and Administration expenses payable to affiliates	491
Legal fees payable to affiliates	490
Reports and statements to shareholders expenses payable to affiliates	64

Total liabilities	41,324,714

Total Net Assets	$88,664,490

Net Assets Consist of:
Common stock, $0.01 par value, 500,000,000 shares authorized to the Fund	$70,153,232
Distributions in excess of net investment income	(50,498)
Accumulated net realized loss on investments	(1,133,223)
Net unrealized appreciation of investments	19,704,718
Net unrealized depreciation of foreign currencies	(9,739)

Total Net Assets	$88,664,490

Net Asset Value

Common Shares
Net assets	$88,664,490
Shares of beneficial interest outstanding	8,092,799
Net asset value per share	$10.96

[1] Investments, at cost	$106,591,433
[2] Short-term investments, at cost	1,948,101
[3] Foreign currencies, at cost	114,323
[4] See Note 13 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

17

Statement of operations

Delaware Investments® Dividend and Income Fund, Inc.

Year ended November 30, 2016

Investment Income:
Interest	$2,557,409
Dividends	2,325,094
Foreign tax withheld	(12,626)

4,869,877

Expenses:
Management fees	683,498
Interest expense	506,945
Reports and statements to shareholders expenses	120,322
Dividend disbursing and transfer agent fees and expenses	103,769
Legal fees	96,063
Audit and tax fees	41,938
Accounting and administration expenses	39,954
Custodian fees	14,311
Directors’ fees and expenses	4,211
Registration fees	688
Other expenses	73,903

Total operating expenses	1,685,602

Net Investment Income	3,184,275

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,389,531
Foreign currencies	(2,204)
Foreign currency exchange contracts	1,877
Options written	96,082

Net realized gain	2,485,286

Net change in unrealized appreciation (depreciation) of:
Investments	5,491,933
Foreign currencies	(8,722)
Foreign currency exchange contracts	17

Net change in unrealized appreciation (depreciation)	5,483,228

Net Realized and Unrealized Gain	7,968,514

Net Increase in Net Assets Resulting from Operations	$11,152,789

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Investments® Dividend and Income Fund, Inc.

	Year ended
	11/30/16	11/30/15
Increase (Decrease) in Net Assets from Operations:
Net investment income	$3,184,275	$3,820,131
Net realized gain	2,485,286	3,996,397
Net change in unrealized appreciation (depreciation)	5,483,228	(10,552,469)

Net increase (decrease) in net assets resulting from operations	11,152,789	(2,735,941)

Dividends and Distributions to Shareholders from:
Net investment income	(4,951,515)	(5,531,574)

	(4,951,515)	(5,531,574)

Capital Share Transactions:
Cost of shares repurchased[1]	(4,455,301)	(4,703,244)

Decrease in net assets derived from capital share transactions	(4,455,301)	(4,703,244)

Net Increase (Decrease) in Net Assets	1,745,973	(12,970,759)

Net Assets:
Beginning of year	86,918,517	99,889,276

End of year	$88,664,490	$86,918,517

Distributions in excess of net investment income	$(50,498)	$(242,823)

1See Note 6 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

19

Statement of cash flows

Delaware Investments® Dividend and Income Fund, Inc.

Year ended November 30, 2016

Net Cash (including Foreign Currency) Provided by (Used for) Operating Activities:
Net increase in net assets resulting from operations	$11,152,789

Adjustments to reconcile net increase in net assets from operations to cash provided by (used for) operating activities:
Amortization of premium and accretion of discount on investments, net	68,793
Proceeds from disposition of investment securities	60,841,316
Purchases of investment securities	(57,866,870)
Proceeds from disposition of short-term investment securities, net	1,327,132
Net realized gain of investments	(2,389,531)
Net realized gain on options written	(96,082)
Net change in unrealized (appreciation) depreciation of investments	(5,491,933)
Net change in unrealized (appreciation) depreciation of foreign currencies	8,722
Net change in unrealized (appreciation) depreciation of foreign currency exchange contracts	(17)
Noncash adjustments for dividend income return of capital	98,905
Premiums on options written	96,082
Increase in receivable for securities sold	(283,905)
Increase in dividends and interest receivable	(37,946)
Increase in payable for securities purchased	30,714
Increase in foreign tax reclaims receivable	(4,516)
Decrease in other affiliates payable	(5,999)
Increase in directors’ fees and expense payable	54
Increase in investment management fees payable to affiliates	587
Increase in accounting and administration expenses payable to affiliates	491
Increase in reports and statements to shareholders expenses payable to affiliates	64
Increase in legal fees payable to affiliates	490
Increase in other accrued expenses	13,311
Increase in interest expense payable on line of credit	3,786

Total adjustments	(3,686,352)

Net cash provided by operating activities	7,466,437

Cash Provided by (Used for) Financing Activities:
Cash received from borrowings under line of credit	4,000,000
Cash payments to reduce borrowings under line of credit	(2,000,000)
Cost of fund shares repurchased	(4,455,301)
Cash dividends and distributions paid to shareholders	(4,951,515)

Net cash used for financing activities	(7,406,816)

Effect of exchange rates on cash	(8,722)

Net increase in cash	50,899
Cash at beginning of year*	97,404

Cash at end of year*	$148,303

Cash paid for interest expense on line of credit.	$503,159

*Includes foreign currencies, at value as shown on the “Statement of assets and liabilities.”

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Investments® Dividend and Income Fund, Inc.

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	11/30/16	11/30/15	11/30/14	11/30/13	11/30/12
Net asset value, beginning of period	$10.200	$11.140	$10.370	$8.660	$7.670

Income (loss) from investment operations:
Net investment income[1]	0.382	0.435	0.439	0.437	0.439
Net realized and unrealized gain (loss)	0.971	(0.745)	0.961	1.903	1.226

Total from investment operations	1.353	(0.310)	1.400	2.340	1.665

Less dividends and distributions from:
Net investment income	(0.593)	(0.630)	(0.630)	(0.630)	(0.581)
Return of capital	—	—	—	—	(0.094)

Total dividends and distributions	(0.593)	(0.630)	(0.630)	(0.630)	(0.675)

Net asset value, end of period	$10.960	$10.200	$11.140	$10.370	$8.660

Market value, end of period	$9.700	$9.000	$10.050	$9.410	$7.920

Total return based on2 :
Net asset value	14.50%	(2.26% )	14.51%	28.51%	22.88%
Market value	14.85%	(4.41% )	13.85%	27.51%	25.10%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$88,664	$86,919	$99,889	$97,875	$81,723
Ratio of expenses to average net assets[3,4,5]	1.95%	1.71%	1.55%	1.43%	1.60%
Ratio of net investment income to average net assets[6]	3.68%	4.03%	4.06%	4.51%	5.26%
Portfolio turnover	47%	43%	48%	45%	39%

Leverage analysis:
Debt outstanding at end of period at par (000 omitted)	$40,000	$38,000	$40,000	$28,225	$28,225
Asset coverage per $1,000 of debt outstanding at end of period	$3,217	$3,287	$3,497	$4,468	$3,895

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purpose of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

[3]

The ratio of interest expense to adjusted average net assets (excluding debt outstanding) for the years ended Nov. 30, 2016, 2015, 2014, 2013, and 2012 were 0.41%, 0.32%, 0.26%, 0.26%, and 0.36%, respectively.

[4]	The ratio of interest expense to average net assets for the years ended Nov. 30, 2016, 2015, 2014, 2013, and 2012 were 0.59%, 0.45%, 0.35%, 0.34%, and 0.47%, respectively.
[5]

The ratio of expenses before interest expense to adjusted average net assets (excluding debt outstanding) for the years ended Nov. 30, 2016, 2015, 2014, 2013, and 2012 were 0.95%, 0.89%, 0.90%, 0.84%, and 0.85%, respectively.

[6]

The ratio of net investment income to adjusted average net assets (excluding debt outstanding) for the years ended Nov. 30, 2016, 2015, 2014, 2013, and 2012 were 2.56%, 2.85%, 3.05%, 3.44%, and 3.97%, respectively.

See accompanying notes, which are an integral part of the financial statements.

21

Notes to financial statements

Delaware Investments® Dividend and Income Fund, Inc.

November 30, 2016

Delaware Investments Dividend and Income Fund, Inc. (Fund) is organized as a Maryland corporation and is a diversified closed-end management investment company under the Investment Company Act of 1940 (1940 Act), as amended. The Fund’s shares trade on the New York Stock Exchange (NYSE) under the symbol DDF.

The investment objective of the Fund is to seek high current income. Capital appreciation is a secondary objective.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the NYSE on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Directors (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken for all open federal income tax years (Nov. 30, 2013–Nov. 30, 2016), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of the Fund.

Repurchase Agreements — The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Nov. 30, 2016, and matured on the next business day.

Cash and Cash Equivalents — Cash and cash equivalents include deposits held at financial institutions, which are available for the Fund’s use with no restrictions, with original maturities of 90 days or less.

Distributions — The Fund has implemented a managed distribution policy. Under the policy, the Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains. The balance of the distribution will then come from long-term capital gains to the extent permitted, and if necessary, a return of capital. Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years. For federal income tax purposes, the effect of such capital loss carryovers is to convert (to the extent of such current year gains) what would otherwise be non-taxable returns of capital into distributions taxable as ordinary income. The use of such capital loss carryovers in this circumstance will produce no tax benefit for shareholders, and the capital loss carryovers available to offset future capital gains of the Fund will be reduced. Under the Regulated Investment Company Modernization Act of 2010 (Act), this tax effect attributable to the Fund’s capital loss carryovers (the conversion of non-taxable returns of capital into distributions taxable as ordinary income) will no longer apply to net capital losses of the Fund arising in Fund tax years beginning after Nov. 30, 2011. The actual determination of the source of the Fund’s distributions can be made only at year end. Shareholders should receive written notification regarding the actual components and tax treatments of all Fund distributions for the calendar year 2016 in early 2017.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses), which is due to changes in foreign exchange rates, is included on the “Statement of operations” under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, these changes are included on the “Statement of operations” under “Net realized and unrealized gain (loss) on investments.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The Fund is an investment company, whose financial statements are prepared in conformity with U.S. GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Distributions received from investments in master limited partnerships are recorded as return of capital on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended Nov. 30, 2016. Delaware Management Company (DMC), a series of Delaware Management Business Trust, and its affiliates have previously acted and may in the future act as an investment advisor to mutual funds or separate accounts affiliated with the administrator of the commission recapture program described above. In addition, affiliates of the administrator act as consultants in helping institutional clients choose investment advisors and may also participate in other types of business and provide other services in the investment management industry.

(continues)	23

Notes to financial statements

Delaware Investments® Dividend and Income Fund, Inc.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no such earnings credits for the year ended Nov. 30, 2016.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays DMC and the investment manager, an annual fee of 0.55% of the adjusted average weekly net assets of the Fund. For purposes of the calculation of investment management fees, adjusted average weekly net assets exclude the line of credit liability.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets (excluding the line of credit liability) of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above are allocated among all Funds in the Delaware Investments Family of Funds on a relative net asset value (NAV) basis. For the year ended Nov. 30, 2016, the Fund was charged $5,887 for these services. This amount is included on the “Statement of operations” under “Accounting and administration expenses.”

As provided in the investment management agreement, the Fund bears a portion of cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. For the year ended Nov. 30, 2016, the Fund was charged $12,866 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Directors’ fees include expenses accrued by the Fund for each Director’s retainer and meeting fees. Certain officers of DMC and DIFSC are officers and/or Directors of the Fund. These officers and Directors are paid no compensation by the Fund.

Cross trades for the year ended Nov. 30, 2016 were executed by the Fund pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the procedures adopted by the Board. Pursuant to these procedures, for the year ended Nov. 30, 2016, the Fund engaged in securities purchases of $266,172, and securities sales of $1,234,171, which resulted in net realized gain of $429.

3. Investments

For the year ended Nov. 30, 2016, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$57,866,870
Sales	60,841,316

At Nov. 30, 2016, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:

Cost of investments	$108,797,195

Aggregate unrealized appreciation of investments	$23,171,310

Aggregate unrealized depreciation of investments	(3,724,253)

Net unrealized appreciation of investments	$19,447,057

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1	–	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2	–	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3	–	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of Nov. 30, 2016:

Securities	Level 1	Level 2	Level 3	Total
Common Stock	$80,054,333	$—	$—	$80,054,333
Convertible Preferred Stock	1,237,151	100,411	—	1,337,562
Convertible Bond	—	7,660,900	—	7,660,900
Corporate Debt	—	33,793,088	—	33,793,088
Senior Secured Loans	—	1,968,402	—	1,968,402
Master Limited Partnership	655,110	—	—	655,110
Preferred Stock[1]	411,605	414,692	—	826,297
Warrant	413	—	—	413
Short-Term Investments	—	1,948,147	—	1,948,147

Total Value of Securities	$82,358,612	$45,885,640	$—	$128,244,252

The security that has been valued at zero on the “Schedule of investments” is considered to be a Level 3 investment in this table.

1Security type is valued across multiple levels. Level 1 investments represent exchange-traded investments, Level 2 investments represent investments with observable inputs or matrix-price investments, and Level 3 investments represent investments without observable inputs. The amounts attributed to Level 1 investments, Level 2 investments, and Level 3 investments represent the following percentages of the total value of these security types:

	Level 1	Level 2	Level 3	Total
Preferred Stock	92.49%	7.51%	—	100.00%

During the year ended Nov. 30, 2016, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the year. In accordance with the fair valuation procedures described in Note 1, international fair value pricing of securities in the Fund occurs when market volatility exceeds an established rolling threshold. If the threshold is exceeded on a given date, then prices of international securities (those that traded on exchanges that close at a different time than the time that the Fund’s NAV is determined) are established using a separate pricing feed from a third-party vendor designed to establish a price for each such security as of the time that the Fund’s NAV is determined. Further, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

(continues)	25

Notes to financial statements

Delaware Investments® Dividend and Income Fund, Inc.

3. Investments (continued)

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to the Fund’s net assets. Management has determined not to provide a reconciliation of Level 3 investments as they were not considered significant to the Fund’s net assets at the beginning, interim, or end of the year. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments are not considered significant to the Fund’s net assets at the end of the year.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Nov. 30, 2016 and 2015 was as follows:

	Year ended
	11/30/16	11/30/15

Ordinary income	$4,951,515	$5,531,574

5. Components of Net Assets on a Tax Basis

As of Nov. 30, 2016, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$70,153,232
Other temporary differences	(151,801)
Capital loss carryforwards	(774,259)
Net unrealized appreciation of investments, foreign currencies, and derivatives	19,437,318

Net assets	$88,664,490

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax treatment of contingent payment on debt instruments, partnership income, trust preferred securities, troubled debt and market discount and premium on debt instruments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, redesignation of dividends and distributions, contingent payment on debt instruments, market discount and premium on certain debt instruments, and partnership income. Results of operations and net assets were not affected by these reclassifications. For the year ended Nov. 30, 2016, the Fund recorded the following reclassifications:

Distributions in excess of net investment income	$1,959,565
Accumulated net realized loss	(275,433)
Paid-in capital	(1,684,132)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $2,136,201 was utilized in 2016. Capital loss carryforwards remaining at Nov. 30, 2016 will expire as follows: $774,259 expires in 2017.

On Dec. 22, 2010, the Act was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes were generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation. At Nov. 30, 2016, there were no capital loss carryforwards incurred that will carried forward under the Act.

6. Capital Stock

Shares obtained under the Fund’s dividend reinvestment plan are purchased by the Fund’s transfer agent, Computershare, Inc., in the open market. There were no shares issued under the Fund’s dividend reinvestment plan for the years ended Nov. 30, 2016 and 2015.

On May 19, 2016, the Fund’s Board approved a tender offer for shares of the Fund’s common stock. The tender offer authorized the Fund to purchase up to 5% of its issued and outstanding shares at a price equal to 98% of the Fund’s NAV at the close of business on the NYSE on June 29, 2016, the first business day following the expiration of the offer. The tender offer commenced on June 1, 2016, and expired on June 28, 2016. In connection with the tender offer, the Fund purchased 425,937 shares of capital stock at a total cost of $4,455,301. The tender offer was oversubscribed and all tenders of shares were subject to pro-ration (at a ratio of approximately 25.8644%) in accordance with the terms of the tender offer.

On May 21, 2015, the Fund’s Board approved a tender offer for shares of the Fund’s common stock. The tender offer authorized the Fund to purchase up to 5% of its issued and outstanding shares at a price equal to 98% of the Fund’s NAV at the close of business on the NYSE on June 29, 2015, the first business day following the expiration of the offer. The tender offer commenced on June 1, 2015, and expired on June 26, 2015. In connection with the tender offer, the Fund purchased 448,355 shares of capital stock at a total cost of $4,703,244. The tender offer was oversubscribed and all tenders of shares were subject to pro-ration (at a ratio of approximately 30.7266%) in accordance with the terms of the tender offer.

The Fund did not repurchase shares under the Share Repurchase Program during the years ended Nov. 30, 2016 and 2015.

7. Line of Credit

For the year ended Nov. 30, 2016, the Fund borrowed all of the money available to it pursuant to a $40,000,000 Amended and Restated Credit Agreement with The Bank of New York Mellon (BNY Mellon) that expired on June 17, 2016. Effective June 17, 2016, the Fund entered into Amendment No. 1 to Amended and Restated Credit Agreement that is scheduled to terminate on June 16, 2017. Depending on market conditions, the amount borrowed by the Fund pursuant to the Credit Agreement may be reduced or possibly increased in the future.

At Nov. 30, 2016, the par value of loans outstanding was $40,000,000, at a variable interest rate of 1.26%. During the year ended Nov. 30, 2016, the average daily balance of loans outstanding was $37,814,208, at a weighted average interest rate of approximately 1.34%. Interest on borrowing is based on a variable short-term rate plus an applicable margin. The commitment fee under the Amended and Restated Credit Agreement was computed at a rate of 0.10% per annum on the unused balance. The rate under the Amendment No. 1 to Amended and Restated Credit Agreement is computed at a rate of 0.15% per annum on the unused balance. The loan is collateralized by the Fund’s portfolio.

8. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No foreign currency exchange contracts were outstanding at Nov. 30, 2016.

(continues)	27

Notes to financial statements

Delaware Investments® Dividend and Income Fund, Inc.

8. Derivatives (continued)

During the year ended Nov. 30, 2016, the Fund entered foreign currency exchange contracts to hedge the U.S. dollar value of securities it already owned that are denominated in foreign currencies.

During the year ended Nov. 30, 2016, the Fund experienced net realized gains attributable to foreign currency holdings, which are reflected on the “Statement of operations” under “Net realized gain (loss) on foreign currency exchange contracts.”

Options Contracts — During the year ended Nov. 30, 2016, the Fund entered into options contracts in the normal course of pursuing its investment objectives. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; to earn income as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the options purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change.

Transactions in options written during the year ended Nov. 30, 2016 for the Fund were as follows:

	Number of Contracts	Premiums
Options outstanding at Nov. 30, 2015	—	$—
Options written	1,500	96,082
Options expired	(1,500)	(96,082)

Options outstanding at Nov. 30, 2016	—	$—

During the year ended Nov. 30, 2016, the Fund entered into option contracts to manage the Fund’s exposure to changes in security prices caused by interest rates or market conditions.

During the year ended Nov. 30, 2016, the Fund experienced net realized gains attributable to options written, which are reflected on the “Statement of operations” under “Net realized gain (loss) on options written.”

Derivatives Generally. The table below summarizes the average balance of derivative holdings by the Fund during the year ended Nov. 30, 2016.

	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$227	$667
Options contracts (average notional value)	—	4,407

9. Offsetting

In December 2011, the Financial Accounting Standards Board (FASB) issued guidance that expanded disclosure requirements on the offsetting of certain assets and liabilities. The disclosures are required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset on the “Statement of assets and liabilities” and require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarified which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At Nov. 30, 2016, the Fund had the following assets and liabilities subject to offsetting provisions:

Master Repurchase Agreements

		Fair Value of
		Non-Cash		Net
	Repurchase	Collateral	Cash Collateral	Collateral	Net
Counterparty	Agreements	Received(a)	Received	Received	Exposure(b)
Bank of America Merrill Lynch	$337,785	$(337,785)	$—	$(337,785)	$—
Bank of Montreal	562,975	(562,975)	—	(562,975)	—
BNP Paribas	17,240	(17,240)	—	(17,240)	—

Total	$918,000	$(918,000)	$—	$(918,000)	$—

(a)The value of the related collateral exceeded the value of the net position and repurchase agreements as of Nov. 30, 2016.

(b)Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

10. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day, the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan.

Prior to Dec. 29, 2015, cash collateral received was generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust), a pooled account established by BNY Mellon for the use of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust sought to maintain a NAV per unit of $1.00.

On Dec. 29, 2015, the assets in the Collective Trust were transferred to a series of individual separate accounts, each corresponding to a Fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by U.S. Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational

(continues)	29

Notes to financial statements

Delaware Investments® Dividend and Income Fund, Inc.

10. Securities Lending (continued)

organizations, commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent, and the borrower.

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

During the year ended Nov. 30, 2016, the Fund had no securities on loan.

11. Credit and Market Risk

The Fund borrows through its line of credit for purposes of leveraging. Leveraging may result in higher degrees of volatility because the Fund’s NAV could be subject to fluctuations in short-term interest rates and changes in market value of portfolio securities attributable to the leverage.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC and Ba or lower by Moody’s Investors Service Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended Nov. 30, 2016. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating-rate debt to finance their ongoing operations.

The Fund invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments.

As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

The Fund may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 10% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.” When monitoring compliance with the Fund’s illiquid limit, certain holdings that are common to multiple clients of the investment manager may be aggregated and considered illiquid in the aggregate solely for monitoring purposes. For purposes of determining illiquidity for financial reporting purposes, only the holdings of this Fund will be considered.

12. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

13. General Motors Term Loan Litigation

The Fund received notice of a litigation proceeding related to a General Motors Corporation (G.M.) term loan participation previously held by the Fund in 2009. We believe the matter subject to the litigation notice will likely lead to a recovery from the Fund of certain amounts received by the Fund because a U.S. Court of Appeals has ruled that the Fund and similarly situated investors were unsecured creditors rather than secured lenders of G.M. as a result of an erroneous Uniform Commercial Code filing made by a third party. The Fund received the full principal on the loans in 2009 after the G.M. bankruptcy. However, based upon the court ruling the estate is seeking to recover such amounts arguing that, as unsecured creditors, the Fund should not have received payment in full. Based upon currently available information related to the litigation and the Fund’s potential exposure, the Fund recorded a liability of $216,859 and an asset of $65,058 based on the expected recoveries to unsecured creditors as of Nov. 30, 2016 that resulted in a net decrease in the Fund’s NAV to reflect this likely recovery.

14. Recent Accounting Pronouncements

On Oct. 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

15. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Nov. 30, 2016 that would require recognition or disclosure in the Fund’s financial statement

31

Report of independent

registered public accounting firm

To the Board of Directors and Shareholders of Delaware Investments® Dividend and Income Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Delaware Investments® Dividend and Income Fund, Inc. (the “Fund”) as of November 30, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of November 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

January 23, 2017

Other Fund information (Unaudited)

Delaware Investments® Dividend and Income Fund, Inc.

Proxy results

Annual meeting

The Fund held its Annual Meeting of Shareholders on Aug. 17, 2016. At the Annual Meeting, the Fund’s shareholders elected nine Directors. The results of the voting at the meeting were as follows:

Nominee	Shares Voted For	Shares Withheld	No Ballot Received
Shawn K. Lytle	6,626,201.661	281,625.000	1,610,908.339
Thomas L. Bennett	6,617,299.661	290,527.000	1,610,908.339
Ann D. Borowiec	6,616,226.661	291,600.000	1,610,908.339
Joseph W. Chow	6,626,463.661	281,363.000	1,610,908.339
John A. Fry	6,618,842.661	288,984.000	1,610,908.339
Lucinda S. Landreth	6,608,296.661	299,530.000	1,610,908.339
Frances A. Sevilla-Sacasa	6,615,016.661	292,810.000	1,610,908.339
Thomas K. Whitford	6,623,950.661	283,876.000	1,610,908.339
Janet L. Yeomans	6,610,129.661	297,697.000	1,610,908.339

Fund management

Changes to portfolio management team

On Feb. 10, 2016, the Fund announced that Anthony A. Lombardi would no longer serve as a co-portfolio manager of the Fund.

On July 27, 2016, the Fund announced that Adam H. Brown had been appointed as a co-portfolio manager of the Fund. Mr. Brown joined Roger A. Early, Liu-Er Chen, Edward A. “Ned” Gray, Babak “Bob” Zenouzi, Damon J. Andres, Wayne A. Anglace, Craig C. Dembek, Paul A. Matlack, Christopher M. Testa, John P. McCarthy, and D. Tysen Nutt, Jr. in making day-to-day decisions for the Fund.

On Oct. 12, 2016, the Fund announced that Christopher M. Testa would no longer serve as a co-portfolio manager of the Fund.

Roger A. Early, CPA, CFA

Executive Director, Head of Fixed Income Investments, Executive Vice President, Co-Chief Investment Officer — Total Return Fixed Income Strategy

Roger A. Early rejoined Delaware Investments in March 2007 as a member of the firm’s taxable fixed income portfolio management team, with primary responsibility for portfolio construction and strategic asset allocation. He became head of fixed income investments in February 2015. During his previous time at the firm, from 1994 to 2001, he was a senior portfolio manager in the same area, and he left Delaware Investments as head of its U.S. investment grade fixed income group. In recent years, Early was a senior portfolio manager at Chartwell Investment Partners and Rittenhouse Financial and was the chief investment officer for fixed income at Turner Investments. Prior to joining Delaware Investments in 1994, he worked for more than 10 years at Federated Investors where he managed more than $25 billion in mutual fund and institutional portfolios in the short-term and investment grade markets. He left the firm as head of institutional fixed income management. Earlier in his career, he held management positions with the Federal Reserve Bank, PNC Financial, Touche Ross, and Rockwell International. Early earned his bachelor’s degree in economics from The Wharton School of the University of Pennsylvania and an MBA with concentrations in finance and accounting from the University of Pittsburgh. He is a member of the CFA Society of Philadelphia.

Mr. Early has been a co-portfolio manager of the Fund since January 2008.

Babak “Bob” Zenouzi

Senior Vice President, Chief Investment Officer — Real Estate Securities and Income Solutions (RESIS)

Bob Zenouzi is the lead manager for the real estate securities and income solutions (RESIS) group at Delaware Investments, which includes the team, its process, and its institutional and retail products, which he created during his prior time with the firm. He also focuses on opportunities in Japan, Singapore, and Malaysia for the firm’s global REIT product. He is also a member of the firm’s asset allocation committee, which is responsible for building and managing multi-asset class portfolios. He rejoined Delaware Investments in May 2006 as senior portfolio manager

(continues)	33

Other Fund information (Unaudited)

Delaware Investments® Dividend and Income Fund, Inc.

Fund management (continued)

and head of real estate securities. In his first term with the firm, he spent seven years as an analyst and portfolio manager, leaving in 1999 to work at Chartwell Investment Partners, where from 1999 to 2006 he was a partner and senior portfolio manager on Chartwell’s Small-Cap Value portfolio. He began his career with The Boston Company, where he held several positions in accounting and financial analysis. Zenouzi earned a master’s degree in finance from Boston College and a bachelor’s degree in finance from Babson College. He is a member of the National Association of Real Estate Investment Trusts and the Urban Land Institute.

Mr. Zenouzi has been a co-portfolio manager of the Fund since May 2006.

Damon J. Andres, CFA

Vice President, Senior Portfolio Manager

Damon J. Andres, who joined Delaware Investments in 1994 as an analyst, currently serves as a portfolio manager for the firm’s real estate securities and income solutions (RESIS) group. From 1991 to 1994, he performed investment-consulting services as a consulting associate with Cambridge Associates. Andres earned a bachelor’s degree in business administration with an emphasis in finance and accounting from the University of Richmond.

Mr. Andres has been a co-portfolio manager of the Fund since January 2001.

Wayne A. Anglace, CFA

Vice President, Senior Portfolio Manager

Wayne A. Anglace currently serves as a senior portfolio manager for the firm’s corporate and convertible bond strategies. Prior to joining the firm in March 2007 as a research analyst for the firm’s high grade, high yield, and convertible bond portfolios, he spent more than two years as a research analyst at Gartmore Global Investments for its convertible bond strategy. From 2000 to 2004, Anglace worked in private client research at Deutsche Bank Alex. Brown in Baltimore where he focused on equity research, and he started his financial services career with Ashbridge Investment Management in 1999. Prior to moving to the financial industry, Anglace worked as a professional civil engineer. He earned his bachelor’s degree in civil engineering from Villanova University and an MBA with a concentration in finance from Saint Joseph’s University, and he is a member of the CFA Society of Philadelphia.

Mr. Anglace has been a co-portfolio manager of the Fund since March 2010.

Kristen E. Bartholdson

Vice President, Senior Portfolio Manager

Kristen E. Bartholdson is a senior portfolio manager for the firm’s Large-Cap Value team. Prior to joining the firm in 2006 as an associate portfolio manager, she worked at Susquehanna International Group from 2004 to 2006, where she was an equity research salesperson. From 2000 to 2004, she worked in equity research at Credit Suisse, most recently as an associate analyst in investment strategy. Bartholdson earned her bachelor’s degree in economics from Princeton University.

Ms. Bartholdson has been a co-portfolio manager of the Fund since December 2008.

Adam H. Brown, CFA

Senior Vice President, Senior Portfolio Manager

Adam H. Brown is a senior portfolio manager on the firm’s taxable fixed income team. He manages the bank loan portfolios and is a co-portfolio manager for the high yield, fixed rate multisector, and core plus strategies. Brown joined Delaware Investments in April 2011 as part of the firm’s integration of Macquarie Four Corners Capital Management, where he worked since 2002. At Four Corners, he was a co-portfolio manager on four collateralized loan obligations (CLOs) and a senior research analyst supporting noninvestment grade portfolios. Before that, Brown was with the predecessor of Wells Fargo Securities, where he worked in the leveraged finance group arranging senior secured bank loans and high yield bond financings for financial sponsors and corporate issuers. He earned a bachelor’s degree in accounting from the University of Florida and an MBA from the A.B. Freeman School of Business at Tulane University.

Mr. Brown has been a co-portfolio manager of the Fund since July 2016.

Craig C. Dembek, CFA

Senior Vice President, Co-Head of Credit Research, Senior Research Analyst

Craig C. Dembek is co-head of credit research and senior research analyst on the firm’s taxable fixed income team with primary responsibility for banks, brokers, insurance companies, and real estate investment trusts (REITs), as well as oversight for other sectors. He rejoined the firm in March 2007. During his previous time at Delaware Investments, from April 1999 to January 2001, he was a senior investment grade credit analyst. Most recently, he spent four years at Chartwell Investment Partners as a senior fixed income analyst and Turner Investment Partners as a senior fixed income analyst and portfolio manager. Dembek also spent two years at Stein, Roe & Farnham as a senior fixed income analyst. Earlier in his career, he worked for two years as a lead bank analyst at the Federal Reserve Bank of Boston. Dembek earned a bachelor’s degree in finance from Michigan State University and an MBA with a concentration in finance from the University of Vermont.

Mr. Dembek has been a co-portfolio manager of the Fund since December 2012.

Nikhil G. Lalvani, CFA

Vice President, Senior Portfolio Manager

Nikhil G. Lalvani is a senior portfolio manager for the firm’s Large-Cap Value team. At Delaware Investments, Lalvani has worked as both a fundamental and quantitative analyst. Prior to joining the firm in 1997 as an account analyst, he was a research associate with Bloomberg. Lalvani holds a bachelor’s degree in finance from The Pennsylvania State University. He is a member of the CFA Institute and the CFA Society of Philadelphia.

Mr. Lalvani has been a co-portfolio manager of the Fund since October 2006.

Paul A. Matlack, CFA

Senior Vice President, Senior Portfolio Manager, Fixed Income Strategist

Paul A. Matlack is a strategist and senior portfolio manager for the firm’s fixed income team. Matlack rejoined the firm in May 2010. During his previous time at Delaware Investments, from September 1989 to October 2000, he was senior credit analyst, senior portfolio manager, and left the firm as co-head of the high yield group. Most recently, he worked at Chartwell Investment Partners from September 2003 to April 2010 as senior portfolio manager in fixed income, where he managed core, core plus, and high yield strategies. Prior to that, Matlack held senior roles at Turner Investment Partners, PNC Bank, and Mellon Bank. He earned a bachelor’s degree in international relations from the University of Pennsylvania and an MBA with a concentration in finance from George Washington University.

Mr. Matlack has been a co-portfolio manager of the Fund since December 2012.

John P. McCarthy, CFA

Senior Vice President, Senior Portfolio Manager, Co-Head of Credit Research

John P. McCarthy is a senior portfolio manager for the firm’s high yield strategies, a role he assumed in July 2016. He is also co-head of credit research on the firm’s taxable fixed income team. McCarthy rejoined Delaware Investments in March 2007 as a senior research analyst, after he worked in the firm’s fixed income area from 1990 to 2000 as a senior high yield analyst and high yield trader, and from 2001 to 2002 as a municipal bond trader. Prior to rejoining Delaware Investments, he was a senior high yield analyst/trader at Chartwell Investment Partners. McCarthy earned a bachelor’s degree in business administration from Babson College, and he is a member of the CFA Society of Philadelphia.

Mr. McCarthy has been a co-portfolio manager of the Fund since December 2012.

D. Tysen Nutt Jr.

Senior Vice President, Senior Portfolio Manager, Team Leader

D. Tysen Nutt Jr. is senior portfolio manager and team leader for the firm’s Large-Cap Value team. Before joining Delaware Investments in 2004 as senior vice president and senior portfolio manager, Nutt led the U.S. Active Large-Cap Value team within Merrill Lynch Investment Managers, where he managed mutual funds and separate accounts for institutions and private clients. He departed Merrill Lynch Investment Managers as a managing director. Prior to joining Merrill Lynch Investment Managers in 1994, Nutt was with Van Deventer & Hoch where he managed large-cap value portfolios for institutions and private clients. He began his investment career at Dean Witter Reynolds, where he eventually became

(continues)	35

Other Fund information (Unaudited)

Delaware Investments® Dividend and Income Fund, Inc.

Fund management (continued)

vice president, investments. Nutt earned his bachelor’s degree from Dartmouth College, and he is a member of the New York Society of Security Analysts and the CFA Institute.

Mr. Nutt has been a co-portfolio manager of the Fund since March 2005.

Robert A. Vogel Jr., CFA

Vice President, Senior Portfolio Manager

Robert A. Vogel Jr. is a senior portfolio manager for the firm’s Large-Cap Value team. Prior to joining Delaware Investments in 2004 as vice president and senior portfolio manager, he worked at Merrill Lynch Investment Managers for more than seven years, where he rose to the position of director and portfolio manager within the U.S. Active Large-Cap Value team. He began his career in 1992 as a financial consultant at Merrill Lynch. Vogel graduated from Loyola University Maryland, earning both bachelor’s and master’s degrees in finance. He also earned an MBA with a concentration in finance from The Wharton School of the University of Pennsylvania. Vogel is a member of the New York Society of Security Analysts, the CFA Institute, and the CFA Society of Philadelphia.

Mr. Vogel has been a co-portfolio manager of the Fund since March 2005.

Board consideration of Delaware Investments® Dividend and Income Fund, Inc. investment management agreement

At a meeting held on Aug. 16–18, 2016 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for Delaware Investments Dividend and Income Fund, Inc. (the “Fund”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent, and quality of services provided to the Fund, the costs of such services to the Fund, economies of scale, and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2016 and included reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of the Fund’s advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of service. The Board considered the services provided by DMC to the Fund and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Fund; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Fund; compliance by DMC (“Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments Family of Funds complex; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Fund’s investment advisor and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of several industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to Fund matters. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Investment performance. The Board placed significant emphasis on the investment performance of the Fund in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Fund showed the investment performance of its shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the highest performance ranked first, and a fund with the lowest ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the lowest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past 1-, 3-, 5-, and 10-year periods, to the extent applicable, ended Jan. 31, 2016. The Board’s objective is that the Fund’s performance for the periods considered be at or above the median of its Performance Universe.

The Performance Universe for the Fund consisted of the Fund and all leveraged closed-end income and preferred stock funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the fourth quartile of its Performance Universe. The report further showed that the Fund’s total return for the 3- and 10-year periods was in the third quartile of its Performance Universe and the Fund’s total return for the 5-year period was in the second quartile of its Performance Universe. The Fund’s performance results were not in line with the Board’s objective. The Board also considered the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve Fund performance and meet the Board’s performance objective.

Comparative expenses. The Board considered expense comparison data for the Delaware Investments® Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Fund versus effective management fees and expense ratios of a group of similar closed-end funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee, and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Board’s objective is to limit the Fund’s total expense ratio to be competitive with that of the Expense Group.

The expense comparisons for the Fund showed that its actual management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to those of its Expense Group.

Management profitability. The Board considered the level of profits, if any, realized by DMC in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

Economies of scale. As a closed-end fund, the Fund does not issue shares on a continuous basis. Fund assets, therefore, increase primarily as a result of the increase in value of the underlying securities in the Fund. Accordingly, the Board determined that the Fund was not likely to experience significant economies of scale due to asset growth and, therefore, a fee schedule with breakpoints to pass the benefit of economies of scale on to shareholders was not likely to provide the intended effect.

(continues)	37

Other Fund information (Unaudited)

Delaware Investments® Dividend and Income Fund, Inc.

Distribution information

Shareholders were sent monthly notices from the Fund that set forth estimates, on a book basis, of the source or sources from which monthly distributions were paid. Subsequently, certain of these estimates have been revised in part. Listed below is a written statement of the sources of these monthly distributions on a book basis.

Month	Investment Income per Share	Return of Capital per Share	Long Term Capital Gains per Share	Total Distribution Amount per Share
December 2015	$0.0294	$0.0231	$—	$0.0525
January 2016	0.0265	0.0260	—	0.0525
February 2016	0.0333	0.0192	—	0.0525
March 2016	0.0395	0.0130	—	0.0525
April 2016	0.0260	0.0265	—	0.0525
May 2016	0.0402	0.0123	—	0.0525
June 2016	0.0258	0.0267	—	0.0525
July 2016	0.0314	0.0211	—	0.0525
August 2016	0.0384	0.0141	—	0.0525
September 2016	0.0350	0.0050	—	0.0400
October 2016	0.0341	0.0059	—	0.0400
November 2016	0.0338	0.0062	—	0.0400

Total	$0.3934	$0.1991	$—	$0.5925

Please note that the information in the preceding chart is for book purposes only. Shareholders should be aware the tax treatment of distributions may differ from their book treatment. For federal income tax purposes, the effect of capital loss carryovers may be to convert (to the extent of such current year gains) what would otherwise be returns of capital into distributions taxable as ordinary income. Under the Regulated Investment Company Modernization Act of 2010 (Act), this tax effect attributable to the Fund’s capital loss carryovers (the conversion of returns of capital into distributions taxable as ordinary income) will no longer apply to net capital losses of the Fund arising in Fund tax years beginning after the date of the enactment. The tax treatment of distributions will be set forth in a Form 1099-DIV.

Dividend reinvestment plan

The Fund offers an automatic dividend reinvestment program (“Plan”). Shareholders who have shares registered in their own names are automatically considered participants in the Plan, unless they elect to withdraw from the Plan. Shareholders who hold their shares through a bank, broker, or other nominee should request the bank, broker, or nominee to participate in the Plan on their behalf. This can be done as long as the bank, broker, or nominee provides a dividend reinvestment service for the Fund. If the bank, broker, or nominee does not provide this service, such shareholders must have their shares taken out of “street” or nominee name and re-registered in their own name in order to participate in the Plan.

Computershare, Inc. (“Computershare”) will apply all cash dividends, capital gains and other distributions (collectively, “Distributions”) on the Fund’s shares of common stock which become payable to each Plan participant to the purchase of outstanding shares of the Fund’s common stock for such participant. These purchases may be made on a securities exchange or in the over-the-counter market, and may be subject to such terms of price, delivery, and related matters to which Computershare may agree. The Fund will not issue new shares in connection with the Plan.

Distributions reinvested for participants are subject to income taxes just as if they had been paid directly to the shareholder in cash. Participants will receive a year-end statement showing distributions reinvested, and any brokerage commissions paid on such participant’s behalf.

Shareholders holding shares of the Fund in their own names who wish to terminate their participation in the Plan may do so by sending written instruction to Computershare so that Computershare receives such instructions at least 10 days prior to the Distribution record date. Shareholders with shares held in account by a bank, broker, or other nominee should contact such bank, broker, or other nominee to determine the procedure for withdrawal from the Plan.

If written instructions are not received by Computershare at least 10 days prior to the record date for a particular Distribution, that Distribution may be reinvested at the sole discretion of Computershare. After a shareholder’s instructions to terminate participation in the Plan become effective, Distributions will be paid to shareholders in cash. Upon termination, a shareholder may elect to receive either stock or cash for all the full shares in the account. If cash is elected, Computershare will sell such shares at the then current market value and then send the net proceeds to the shareholder, after deducting brokerage commissions and related expenses. Any fractional shares at the time of termination will be paid in cash at the current market price, less brokerage commissions and related expenses, if any. Shareholders may at any time request a full or partial withdrawal of shares from the Plan, without terminating participation in the Plan. When shares outside of the Plan are liquidated, Distributions on shares held under the Plan will continue to be reinvested unless Computershare is notified of the shareholder’s withdrawal from the Plan.

An investor holding shares that participate in the Plan in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan. Please contact your broker/dealer for additional details.

Computershare will charge participants their proportional share of brokerage commissions on market purchases. Participants may obtain a certificate or certificates for all or part of the full shares credited to their accounts at any time by making a request in writing to Computershare. A fee may be charged to the participant for each certificate issuance.

If you have any questions and shares are registered in your name, contact Computershare at 866 437-0252 or P.O. Box 30170, College Station, TX 77842-3170. If you have any questions and shares are registered in “street” name, contact the broker/dealer holding the shares or your financial advisor.

Effective Aug. 1, 2008, the Dividend Reinvestment Plan may be amended by the Fund upon 20 days written notice to the Plan’s participants.

Tender offer

As described in Note 6 to the Financial Statements, the Fund conducted a tender offer in 2016. There can be no assurance that a tender offer will reduce or eliminate any spread between market price and the net asset value of the Fund’s shares. The market price of the shares will, among other things, be determined by the relative demand for and supply of shares in the market, the Fund’s investment performance, the Fund’s dividends and yields, and investor perception of the Fund’s overall attractiveness as an investment as compared with other investment alternatives. Nevertheless, the fact that a tender offer may be conducted may result in more of a reduction in the spread between market price and net asset value than might otherwise be the case. The Fund’s Board of Directors, consistent with its fiduciary obligations, may explore alternatives to a tender offer to reduce or eliminate the Fund’s potential market value discount from net asset value. Therefore, the Fund cannot provide assurance that it will make tender offers in the future.

Since the Fund’s organization in 1993, the Fund has consummated nine tender offers, including tender offers in 2000, 2005, 2006, 2007, 2008, 2009, 2014, 2015, and 2016.

(continues)	39

Other Fund information (Unaudited)

Delaware Investments® Dividend and Income Fund, Inc.

Tax information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended Nov. 30, 2016, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)*	100.00%
(B) Qualifying Dividends[1]	55.77%

(A) is based on a percentage of the Fund’s total distributions.

(B) is based on a percentage of the Fund’s ordinary income distributions.

1 Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

*	For the fiscal year ended Nov. 30, 2016, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The percentage of dividends paid by the Fund from ordinary income reported as qualified dividend income is 55.92%. Complete information will be computed and reported in conjunction with your 2016 Form 1099-DIV.

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

A fund is governed by a Board of Trustees / Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Interested Trustee

Shawn K. Lytle[1,3] 2005 Market Street Philadelphia, PA 19103 February 1970	President, Chief Executive Officer, and Trustee	Trustee since September 2015 President and Chief Executive Officer since August 2015	Shawn K. Lytle has served as President of Delaware Investments[2] since June 2015 and was the Regional Head of Americas for UBS Global Asset Management from 2010 through 2015.	62	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)

Independent Trustees

Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Chairman and Trustee	Trustee since March 2005	Private Investor (March 2004–Present)	62	Director — Bryn Mawr Bank Corp. (BMTC) (2007–2011)
Chairman since
March 2015
Ann D. Borowiec	Trustee	Since March 2015	Chief Executive Officer	62	Director —
2005 Market Street			Private Wealth Management		Banco Santander
Philadelphia, PA 19103			(2011–2013) and Market Manager,		International
November 1958			New Jersey Private Bank (2005–2011) —		Since October 2016
J.P. Morgan Chase & Co.
Director —
Santander Bank, N.A.
Since December 2016
Joseph W. Chow	Trustee	Since January 2013	Executive Vice President	62	Director and Audit
2005 Market Street			(Emerging Economies Strategies,		Committee
Philadelphia, PA 19103			Risks, and Corporate Administration)		Member – Hercules
January 1953			State Street Corporation		Technology Growth
			(July 2004–March 2011)		Capital, Inc.
(2004–2014)
John A. Fry	Trustee	Since January 2001	President —	62	Director, Audit
2005 Market Street			Drexel University		and Governance
Philadelphia, PA 19103			(August 2010–Present)		Committee Member —
May 1960					Community Health
			President —		Systems
Franklin & Marshall College
			(July 2002–July 2010)		Director —
Drexel Morgan & Co.

Director, Audit
Committee Member —
vTv Therapeutics LLC

(continues)	41

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Independent Trustees (continued)

Lucinda S. Landreth	Trustee	Since March 2005	Private Investor	62	None
2005 Market Street			(2004–Present)
Philadelphia, PA 19103
June 1947
Frances A. Sevilla-Sacasa	Trustee	Since September 2011	Chief Executive Officer —	62	Trust Manager and
2005 Market Street			Banco Itaú		Audit Committee
Philadelphia, PA 19103			International		Member — Camden
January 1956			(April 2012–December 2016)		Property Trust

Executive Advisor to Dean
(August 2011–March 2012)
and Interim Dean
(January 2011–July 2011) —
University of Miami School of Business Administration

President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007-December 2008)

Thomas K. Whitford	Trustee	Since January 2013	Vice Chairman	62	Director — HSBC
2005 Market Street			(2010–April 2013) and		Finance Corporation
Philadelphia, PA 19103			Chief Administrative		and HSBC North
March 1956			Officer (2008–2010) —		America Holdings Inc.
PNC Financial
			Services Group		Director — HSBC Bank
Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012) Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) 3M Company	62	Director, Personnel and Compensation Committee Chair, Audit Committee Member and Governance Committee Member — Okabena Company

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Officers

David F. Connor	Senior Vice President,	Senior Vice President,	David F. Connor	62	None[3]
2005 Market Street	General Counsel,	since May 2013;	has served in various
Philadelphia, PA 19103	and Secretary	General Counsel	capacities at different
December 1963		since May 2015;	times at Delaware
		Secretary since	Investments.
October 2005
Daniel V. Geatens	Vice President	Treasurer since	Daniel V. Geatens has served	62	None[3]
2005 Market Street	and Treasurer	October 2007	in various capacities
Philadelphia, PA 19103			at different times at
October 1972			Delaware Investments.
Richard Salus	Senior Vice President	Chief Financial Officer	Richard Salus has served	62	None[3]
2005 Market Street	and Chief Financial	since November 2006	in various capacities
Philadelphia, PA 19103	Officer		at different times at
October 1963			Delaware Investments.
[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s investment advisor.
[2]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s investment advisor.
[3]	Shawn K. Lytle, David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor as the registrant.

(continues)	43

About the organization

This annual report is for the information of Delaware Investments® Dividend and Income Fund, Inc. shareholders. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when sold, may be worth more or less than their original cost.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may, from time to time, purchase shares of its common stock on the open market at market prices. Your Fund’s Board of Directors approved a share repurchase program in 1994 that authorizes the Fund to purchase up to 10% of its outstanding shares on the floor of the New York Stock Exchange.

Board of directors

Shawn K. Lytle

President and

Chief Executive Officer

Delaware Investments

Family of Funds

Philadelphia, PA

Thomas L. Bennett

Chairman of the Board

Delaware Investments

Family of Funds

Private Investor

Rosemont, PA

Ann D. Borowiec†

Former Chief Executive Officer Private Wealth Management

J.P. Morgan Chase & Co.

New York, NY

Joseph W. Chow†

Former Executive Vice President

State Street Corporation

Boston, MA

John A. Fry

President

Drexel University

Philadelphia, PA

Lucinda S. Landreth†

Former Chief Investment Officer

Assurant, Inc.

New York, NY

Frances A. Sevilla-Sacasa

Chief Executive Officer

Banco Itaú International

Miami, FL

Thomas K. Whitford†

Former Vice Chairman

PNC Financial Services Group

Pittsburgh, PA

Janet L. Yeomans

Former Vice President and Treasurer

3M Company

St. Paul, MN

Affiliated officers

David F. Connor

Senior Vice President,

General Counsel, and Secretary Delaware Investments Family of Funds

Philadelphia, PA

Daniel V. Geatens

Vice President and Treasurer

Delaware Investments Family of Funds

Philadelphia, PA

Richard Salus

Senior Vice President and Chief Financial Officer

Delaware Investments Family of Funds

Philadelphia, PA

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 866 437-0252; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedules of Investments included in the Fund’s most recent Form N-Q are available without charge on the Fund’s website at delawareinvestments.com/closed-end/literature. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawareinvestments.com/proxy; and (ii) on the SEC’s website at sec.gov.

Investment manager

Delaware Management Company, a series of Delaware Management Business Trust Philadelphia, PA

Principal office of the Fund

2005 Market Street

Philadelphia, PA 19103-7094

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Two Commerce Square

Suite 1800

2001 Market Street

Philadelphia, PA 19103-7042

Registrar and stock transfer agent

Computershare, Inc.

480 Washington Blvd.

Jersey City, NJ 07310

866 437-0252

Website

delawareinvestments.com/closed-end

Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

Your reinvestment options

Delaware Investments Dividend and Income Fund, Inc. offers an automatic dividend reinvestment program. If you would like to reinvest dividends, and shares are registered in your name, contact Computershare, Inc. at 866 437-0252. You will be asked to put your request in writing. If you have shares registered in “street” name, contact the broker/dealer holding the shares or your financial advisor.

If you choose to receive your dividends in cash, you may now elect to receive them by ACH transfer. Contact Computershare at the number above for more information.

†Audit committee member 44

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Investments Internet Web site at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Directors has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a) (19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

Ann D. Borowiec
Joseph W. Chow
Lucinda S. Landreth1

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

PricewaterhouseCoopers LLP (“PwC”), the Independent Accountant to the series portfolios of Delaware Investments Dividend and Income Fund, Inc. (“Fund”), has advised the Audit Committee of the Board of Trustees/Directors of the Funds (“Audit Committee”) that, as of the date of the filing of this Annual Report on Form N-CSR, it is in discussions with the staff of the Securities and Exchange Commission (“SEC Staff”), or the SEC, regarding the interpretation and application of Rule 2-01(c)(1)(ii)(A) of Regulation S-X, or the Loan Rule.

The Loan Rule prohibits accounting firms, such as PwC, from having certain financial relationships with their audit clients and affiliated entities. Specifically, the Loan Rule provides, in relevant part, that an accounting firm generally would not be independent if it receives a loan from a lender that is a “record or beneficial owner of more than ten percent of the audit client’s equity securities.” Under the SEC Staff’s interpretation of the Loan Rule, based on information provided to us by PwC, some of PwC’s relationships with its lenders who also own shares of one or more funds within the Delaware Investments Family of Funds investment company complex implicate the Loan Rule, calling into question PwC’s independence with respect to the Fund. PwC believes that, in light of the facts of these lending relationships, its ability to exercise objective judgment with respect to the audit of the Fund has not been impaired.

The Audit Committee has considered the lending relationships described by PwC and has concluded that (1) the lending relationships did not affect PwC’s application of objective judgment in conducting its audits and issuing reports on the Fund’s financial statements; and (2) a reasonable investor with knowledge of the lending relationships described by PwC would reach the same conclusion. In making this determination, the Audit Committee considered, among other things, PwC’s description of the relevant lending relationships and PwC’s representation that its objectivity was not impaired in conducting its audit of the Fund’s financial statements. In connection with this determination, PwC advised the Audit Committee that it believes PwC is independent and it continues to have discussions with the SEC Staff.

If the SEC were ultimately to determine that PwC was not independent with respect to the Fund for certain time periods, the Fund’s filings with the SEC that contains the Fund’s financial statements for such periods would be non-compliant with the applicable securities laws. If the SEC determines that PwC was not independent, among other things, the Fund could be required to have independent audits conducted on the Fund’s previously audited financial statements by another registered public accounting firm for the affected periods. The time involved to conduct such independent audits may impair the Fund’s ability to issue shares. Any of the foregoing possible outcomes potentially could have a material adverse effect on the Fund.

____________________

1 The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on “other relevant experience.” The Board of Directors has determined that Ms. Landreth qualifies as an audit committee financial expert by virtue of her experience as a financial analyst, her Chartered Financial Analyst (CFA) designation, and her service as an audit committee chairperson for a non-profit organization.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $36,050 for the fiscal year ended November 30, 2016.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $34,675 for the fiscal year ended November 30, 2015.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2016.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $667,000 for the registrant’s fiscal year ended November 30, 2016. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2015.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $612,000 for the registrant’s fiscal year ended November 30, 2015. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $5,558 for the fiscal year ended November 30, 2016. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2016.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $5,558 for the fiscal year ended November 30, 2015. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2015.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended November 30, 2016.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2016. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended November 30, 2015.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2015. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments® Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $40,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $8,665,000 and $11,111,212 for the registrant’s fiscal years ended November 30, 2016 and November 30, 2015, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a) (58) (A) of the Securities Exchange Act of 1934. The members of the registrant’s Audit Committee are Ann D. Borowiec, Joseph W. Chow, Lucinda S. Landreth and Thomas K. Whitford.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The registrant has formally delegated to its investment adviser (the “Adviser”) the responsibility for making all proxy voting decisions in relation to portfolio securities held by the registrant. If and when proxies need to be voted on behalf of the registrant, the Adviser will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the “Procedures”). The Adviser has established a Proxy Voting Committee (the “Committee”) which is responsible for overseeing the Adviser’s proxy voting process for the registrant. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goal of voting in the best interests of the registrant.

In order to facilitate the actual process of voting proxies, the Adviser has contracted with Institutional Shareholder Services Inc. (“ISS”) to analyze proxy statements on behalf of the registrant and other Adviser clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS’s proxy voting activities. If a proxy has been voted for the registrant, ISS will create a record of the vote. By no later than August 31 of each year, information (if any) regarding how the registrant voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the registrant’s website at delawareinvestments.com; and (ii) on the Commission’s website at sec.gov.

The Procedures contain a general guideline stating that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Adviser will normally vote against management’s position when it runs counter to its specific Proxy Voting Guidelines (the “Guidelines”), and the Adviser will also vote against management’s recommendation when it believes that such position is not in the best interests of the registrant.

As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the registrant. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (iv) generally vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class that has superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; and (vii) generally vote for proposals requesting reports on the level of greenhouse gas emissions from a company’s operations and products.

Because the registrant has delegated proxy voting to the Adviser, the registrant is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Adviser does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies that the Adviser receives on behalf of the registrant are voted by ISS in accordance with the Procedures. Because almost all of the registrant proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for the Adviser to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Adviser during the proxy voting process. In the very limited instances where the Adviser is considering voting a proxy contrary to ISS’s recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Adviser or affiliated persons of the Adviser. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the registrant. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner that the Committee believes is consistent with the Procedures and in the best interests of the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

The information in the annual report under “Other Fund information – Fund management” is incorporated by reference into this Item 8.

Other Accounts Managed
The following chart lists certain information about types of other accounts for which each Fund manager is primarily responsible as of November 30, 2016. Any accounts managed in a personal capacity appear under “Other Accounts” along with the other accounts managed on a professional basis. The personal account information is current as of June 30, 2016.

				Total Assets in
			No. of Accounts with	Accounts with
	No. of	Total Assets	Performance-	Performance-
	Accounts	Managed	Based Fees	Based Fees
Damon J. Andres
Registered Investment	8	$1.9 billion	0	$0
Companies
Other Pooled Investment	1	$56.8 million	0	$0
Vehicles
Other Accounts	3	$497.5 million	0	$0
Wayne A. Anglace
Registered Investment	4	$2.1 billion	0	$0
Companies
Other Pooled Investment	3	$148.1 million	2	$118.6 million
Vehicles
Other Accounts	11	$90.1 million	0	$0
Kristen E. Bartholdson
Registered Investment	9	$16.9 billion	0	$0
Companies
Other Pooled Investment	6	$1.3 billion	0	$0
Vehicles
Other Accounts	30	$6.2 billion	1	$1.7 billion
Adam H. Brown
Registered Investment	14	$18.1 billion	0	$0
Companies
Other Pooled Investment	1	$280.3 million	0	$0
Vehicles
Other Accounts	3	$786.9 million	0	$0
Craig C. Dembek
Registered Investment	10	$3.8 billion	0	$0
Companies
Other Pooled Investment	2	$118.6 million	2	$118.6 million
Vehicles
Other Accounts	0	$0	0	$0
Roger A. Early
Registered Investment	15	$21.2 billion	0	$0
Companies
Other Pooled Investment	4	$678.1 million	0	$0
Vehicles
Other Accounts	45	$6.5 billion	0	$0
Nikhil G. Lalvani
Registered Investment	9	$16.9 billion	0	$0
Companies
Other Pooled Investment	6	$1.3 billion	0	$0
Vehicles
Other Accounts	30	$6.2 billion	1	$1.7 billion
Paul A. Matlack
Registered Investment	11	$3.9 billion	0	$0
Companies
Other Pooled Investment	6	$831.9 million	0	$0
Vehicles
Other Accounts	1	$97.4 million	0	$0

John P. McCarthy
Registered Investment	15	$20.2 billion	0	$0
Companies
Other Pooled Investment	1	$280.3 million	0	$0
Vehicles
Other Accounts	3	$786.9 million	0	$0
D. Tysen Nutt
Registered Investment	10	$17.1 billion	0	$0
Companies
Other Pooled Investment	6	$1.3 billion	0	$0
Vehicles
Other Accounts	30	$6.2 billion	1	$1.7 billion
Robert A. Vogel
Registered Investment	9	$16.9 billion	0	$0
Companies
Other Pooled Investment	6	$1.3 billion	0	$0
Vehicles
Other Accounts	30	$6.2 billion	1	$1.7 billion
Babak Zenouzi
Registered Investment	14	$2.9 billion	0	$0
Companies
Other Pooled Investment	3	$175.4 million	2	$118.6 million
Vehicles
Other Accounts	3	$497.5 million	0	$0

DESCRIPTION OF MATERIAL CONFLICTS OF INTEREST

Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Funds and the investment action for such other fund or account and the Funds may differ. For example, an account or fund may be selling a security, while another account or fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account or the Funds. Additionally, the management of multiple other funds or accounts and the Funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple other funds or accounts and the Funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. The Adviser has adopted procedures designed to allocate investments fairly across multiple funds or accounts.

Some of the accounts managed by the portfolio managers have a performance-based fee. This compensation structure presents a potential conflict of interest. The portfolio manager has an incentive to manage this account so as to enhance its performance, to the possible detriment of other accounts for which the investment manager does not receive a performance-based fee.

A portfolio manager’s management of personal accounts also may present certain conflicts of interest. While Delaware’s code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation Structure
Each portfolio’s manager’s compensation consists of the following:

Base Salary – Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus – (Mr. Nutt, Ms. Bartholdson, Mr. Lalvani and Mr. Vogel only) each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Delaware Investments keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) create the "bonus pool" for the product. Various members of the team have the ability to earn a percentage of the bonus pool. The pool is allotted based on subjective factors and objective factors. The primary objective factor is the one-, three-, and five-year performance of the funds managed relative to the performance of the appropriate Broadridge Financial Solutions, Inc. (formerly, Lipper Inc.) peer groups and the performance of institutional composites relative to the appropriate indices. Three- and five-year performance is weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

(Mr. Andres and Mr. Zenouzi only) Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Delaware Investments keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) create the "bonus pool" for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor generally having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The primary objective factor is the one-, three-, and five-year performance of the funds managed relative to the performance of the appropriate Broadridge Financial Solutions, Inc. (formerly, Lipper Inc.) peer groups and the performance of institutional composites relative to the appropriate indices. Three- and five-year performance is weighed more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

(Mr. Anglace, Mr. Brown, Mr. Dembek, Mr. Early, Mr. Matlack and Mr. McCarthy only) An objective component is added to the bonus for each manager that is reflective of account performance relative to an appropriate peer group or database. The following paragraph describes the structure of the non-guaranteed bonus.

Each portfolio manager is eligible to receive an annual cash bonus, which is based on quantitative and qualitative factors. There is one pool for bonus payments for the fixed income department. The pool is allotted based on subjective factors (50%) and objective factors (50%). The amount of the pool for bonus payments is determined by assets managed (including investment companies, insurance product-related accounts and other separate accounts), management fees and related expenses (including fund waiver expenses) for registered investment companies, pooled vehicles, and managed separate accounts. For investment companies, each manager is compensated according to the Fund’s Broadridge Financial Solutions, Inc. (formerly, Lipper Inc.) or Morningstar peer group percentile ranking on a one, three-, and five-year basis, with longer-term performance more heavily weighted. For managed separate accounts the portfolio managers are compensated according to the composite percentile ranking against the eVestment Alliance, and Callan Associates databases (or similar sources of relative performance data) on a one-, three-, and five-year basis, with longer term performance more heavily weighted; composite performance relative to the benchmark is also evaluated for the same time periods. There is no objective award for a fund that falls below the 50th percentile, but incentives reach maximum potential at the top 25th-30th percentile. There is a sliding scale for investment companies that are ranked above the 50th percentile. The remaining portion of the bonus is discretionary as determined by Delaware Investments and takes into account subjective factors.

For new and recently transitioned portfolio managers, the compensation may be weighted more heavily towards a portfolio manager’s actual contribution and ability to influence performance, rather than longer-term performance. Management intends to move the compensation structure towards longer-term performance for these portfolio managers over time.

Portfolio managers participate in retention programs, including the Delaware Investments Incentive Unit Plan, the Delaware Investments Notional Investment Plan, and the Macquarie Group Employee Retained Equity Plan, for alignment of interest purposes.

Delaware Investments Incentive Unit Plan - Portfolio managers may be awarded incentive unit awards (“Awards”) relating to the underlying shares of common stock of Delaware Management Holdings, Inc. issuable pursuant to the terms of the Delaware Investments Incentive Unit Plan (the “Plan”) adopted on November 30, 2010.

The Plan was adopted in order to: assist the Manager in attracting, retaining, and rewarding key employees of the company; enable such employees to acquire or increase an equity interest in the company in order to align the interest of such employees and the Manager; and provide such employees with incentives to expend their maximum efforts. Subject to the terms of the Plan and applicable award agreements, Awards typically vest in 25% increments on a four-year schedule, and shares of common stock underlying the Awards are issued after vesting. The fair market value of the shares of Delaware Management Holdings, Inc., is normally determined as of each March 31, June 30, September 30 and December 31 by an independent appraiser. Generally, a stockholder may put shares back to the company during the put period communicated in connection with the applicable valuation.

Delaware Investments Notional Investment Plan – A portion of a portfolio manager’s retained profit share may be notionally exposed to the return of a portfolio of Delaware Investments Family of Funds pursuant to the terms of the Delaware Investments Notional Investment Plan. The retained amount will vest in three equal tranches in each of the first, second and third years following the date upon which the investment is made.

Macquarie Group Employee Retained Equity Plan – A portion of a portfolio manager’s retained profit share may be invested in the Macquarie Group Employee Retained Equity Plan (“MEREP”), which is used to deliver remuneration in the form of Macquarie Group Limited (“Macquarie”) equity. The main type of award currently being offered under the MEREP is units comprising a beneficial interest in a Macquarie share held in a trust for the employee, subject to the vesting and forfeiture provisions of the MEREP. Subject to vesting conditions, vesting and release of the shares occurs in equal tranches two, three, and four years after the date of investment.

Other Compensation - Portfolio managers may also participate in benefit plans and programs available generally to all employees.

Ownership of Securities As of November 30, 2016, the portfolio managers did not own any shares of the Fund.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)	(1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE INVESTMENTS® DIVIDEND AND INCOME FUND, INC.

/s/ SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	February 3, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	February 3, 2017

/s/ RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	February 3, 2017